                                 BRIDGEWAY FUNDS

                 A no-load mutual fund family of domestic funds

                             AGGRESSIVE INVESTORS 1
                           (CLOSED TO NEW INVESTORS)

                             AGGRESSIVE INVESTORS 2

                          ULTRA-SMALL COMPANY (CLOSED)

                           ULTRA-SMALL COMPANY MARKET
                            (CLOSED TO NEW INVESTORS)

                           MICRO-CAP LIMITED (CLOSED)

                                SMALL-CAP GROWTH

                                 SMALL-CAP VALUE

                                LARGE-CAP GROWTH

                                 LARGE-CAP VALUE

                               BLUE CHIP 35 INDEX

                                    BALANCED

                                   PROSPECTUS
                                OCTOBER 31, 2003
                               WWW.BRIDGEWAY.COM

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                          [BRIDGEWAY FUNDS LOGO]

         This prospectus presents concise information about Bridgeway Funds, Inc. that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                               TABLE OF CONTENTS

The Funds                                                                  2
Suitability                                                                2
Aggressive Investors 1 Fund                                                3
Aggressive Investors 2 Fund                                                7
Ultra-Small Company Fund                                                  12
Ultra-Small Company Market Fund                                           17
Micro-Cap Limited Fund                                                    22
Small-Cap Growth Fund                                                     27
Small-Cap Value Fund                                                      30
Large-Cap Growth Fund                                                     33
Large-Cap Value Fund                                                      36
Blue Chip 35 Index Fund                                                   39
Balanced Fund                                                             44
Performance Prior to Fund Inception                                       50
Management of the Funds                                                   51
Code of Ethics                                                            54
Net Asset Value                                                           54
Rule 12b-1 and
Shareholder Services Fees                                                 55
How to Purchase & Redeem Shares
 From Fund Marketplaces                                                   55
How to Purchase & Redeem Shares
 Directly From the Fund                                                   56
Tax Sheltered Retirement Plans                                            61
Dividends, Distributions & Taxes                                          61
Investment Techniques                                                     62
Tax Efficiency                                                            63
Privacy Policy                                                            64
For More Information                                                      66

                           PROSPECTUS OCTOBER 31, 2003
                                    BRIDGEWAY
                                   FUNDS, INC.

         THE FUNDS

         Bridgeway Funds, Inc. is a fully no-load diversified mutual fund family comprised of eleven Funds: Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund. Each Fund has its own investment objective, strategy, and risk profile.

         SUITABILITY

          All eleven Funds:

             -        are designed for investors with long-term goals in mind.

             -        THE FUNDS STRONGLY DISCOURAGE SHORT-TERM TRADING OF
                      SHARES.

             - offer you the opportunity to participate in financial markets through funds professionally managed by Bridgeway Capital Management, Inc. (the "Adviser").

             -        offer you the opportunity to diversify your investments.

             - carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

             -        are not bank deposits and are not guaranteed or insured.

                           AGGRESSIVE INVESTORS 1 FUND
                         BRAGX (Closed to New Investors)

         INVESTMENT OBJECTIVE: The Aggressive Investors 1 Fund (the "Fund") seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden. This Fund will have "right of first refusal" over Aggressive Investors 2 to purchase small- and mid-cap stocks for which there is relatively limited liquidity. The Fund may also use aggressive investment techniques such as:

             -        leveraging (borrowing up to 50% of its assets from banks),

             - purchasing and selling futures and options on individual stocks and stock indexes,

             - entering into short-sale transactions (up to 20% of assets),

             -        investing up to 25% of assets in a single company,

             - investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

             - short-term trading (buying and selling the same security in less than a three-month timeframe).

         PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 1 Fund are exposed to higher risk than the stock market as a whole and could lose money.

         Since the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

         Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund's net assets.

         The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the average number of companies in the Fund has been between 38 to 76. The top ten stocks have sometimes accounted for more than half of Fund net assets. It is not unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings. This is called "focus," and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

         WHO SHOULD INVEST: The Fund closed to new investors on November 21, 2001 when net assets reached $275 million. The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

Return from 1/1/03 through 9/30/03 was 38.21%.

[BAR GRAPH]

1995    27.05%
1996    32.20%
1997    18.27%
1998    19.28%
1999   120.61%
2000    13.58%
2001   -11.20%
2002   -18.01%

Best Quater: Q4 99, +69.34%     Worst Quater: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                                                SINCE
                                                                                              INCEPTION
FUND / INDEX                                                             1 YEAR      5 YEAR     (8/5/94)
-------------------------------------------------------------------------------------------------------
Bridgeway Aggressive Investors  1
  Return Before Taxes                                                    -18.01%    16.83%     20.23%
  Return After Taxes on Distributions(1)                                 -18.01%    15.28%     18.52%
  Return After Taxes on Distributions and
      Sale of Fund Shares(1)                                             -14.41%    13.53%     16.82%
-------------------------------------------------------------------------------------------------------
S&P 500 Index(2)(reflects no deductions
 for fees, expenses or taxes)                                            -22.10%    -0.60%      9.97%
-------------------------------------------------------------------------------------------------------
Russell 2000 Index(3)(reflects no deductions
 for fees, expenses or taxes)                                            -20.48%    -1.36%      6.99%
-------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (3) The Russell 2000 Index is an unmanaged index of small companies with dividends reinvested.
Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      AGGRESSIVE INVESTORS 1 FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales Charge (Load) Imposed on Purchases                                                      None
  Sales Charge (Load) Imposed on Reinvested Dividends                                           None
  Redemption Fees                                                                               None
  Exchange Fees                                                                                 None

  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees                                                                               1.60%
  Distribution (12b-1) [and / or service] Fees(2)                                               0.00%
  Other Expenses                                                                                0.30%
                                                                                                ----
     Total Annual Fund Operating Expenses                                                       1.90%
  Fee Waiver(3)                                                                                 0.00%
                                                                                                ----
     Net Expenses                                                                               1.90%
-------------------------------------------------------------------------------------------------------

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 2.00%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     AGGRESSIVE INVESTORS 1 EXPENSE EXAMPLE

------------------------------------------------------------
                      1 Year   3 Years   5 Years    10 Years
------------------------------------------------------------
Expenses               $193      $597    $1,026      $2,222
------------------------------------------------------------


         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                AGGRESSIVE INVESTORS 1 FUND FINANCIAL HIGHLIGHTS

                                                Year       Year         Year      Year       Year
                                               Ended       Ended       Ended      Ended      Ended
                                              6/30/03     6/30/02     6/30/01    6/30/00    6/30/99
----------------------------------------------------------------------------------------------------
PER SHARE DATA
   Net Asset Value, Beginning of period       $  36.51    $  41.94    $  48.99   $  26.02   $  20.32
----------------------------------------------------------------------------------------------------
   Income (Loss) from investment
     operations
      Net investment income (loss)               (0.27)      (0.34)      (0.42)     (0.60)     (0.13)
      Net realized and unrealized
         gain (loss)                              3.70       (5.09)      (4.21)     27.86       6.43
----------------------------------------------------------------------------------------------------
         Total from investment operations         3.43       (5.43)      (4.63)     27.26       6.30
----------------------------------------------------------------------------------------------------
   Less distributions to shareholders
      Net investment income                       0.00        0.00        0.00       0.00       0.00
      Net realized gains                         (0.00)      (0.00)      (2.42)     (4.29)     (0.60)
----------------------------------------------------------------------------------------------------
         Total distributions                     (0.00)      (0.00)      (2.42)     (4.29)     (0.60)
----------------------------------------------------------------------------------------------------
   Net asset value, end of period             $  39.94    $  36.51    $  41.94   $  48.99   $  26.02
----------------------------------------------------------------------------------------------------
 FUND TOTAL RETURN                                9.40%     -12.95%      -9.40%    113.08%     33.38%

 RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)         $281,375    $276,876    $257,396   $ 44,902   $  9,510
  Ratio to average net assets:
      Expenses after waivers and
         reimbursements                           1.90%       1.81%       1.80%      2.00%      1.04%
      Expenses before waivers
         and reimbursements                       1.90%       1.81%       1.80%      2.01%      1.04%
      Net investment income (loss)
        after waivers and reimbursements         (0.81%)     (0.89%)     (0.95%)    (1.52%)    (0.65%)

 Fund turnover rate                              138.0%      154.0%      109.6%     156.9%     211.0%
----------------------------------------------------------------------------------------------------

                         THE AGGRESSIVE INVESTORS 2 FUND
                                      BRAIX

         INVESTMENT OBJECTIVE: The Aggressive Investors 2 Fund (the "Fund") seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

         PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. The Aggressive Investors 1 Fund has "right of first refusal" over this Fund to purchase small- and mid-cap stocks for which there is relatively limited liquidity. The Fund may also use aggressive investment techniques such as:

-    leveraging (borrowing up to 50% of its assets from banks),

- purchasing and selling futures and options on individual stocks and stock indexes,

-    entering into short-sale transactions (up to 20% of assets),

-    investing up to 25% of assets in a single company,

- investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

- short-term trading (buying and selling the same security in less than a three-month timeframe).

         DIFFERENCES BETWEEN AGGRESSIVE INVESTORS 2 FUND (REFERRED TO BY NAME OR "THE NEWER FUND") AND AGGRESSIVE INVESTORS 1 FUND (REFERRED TO BY NAME OR "THE OLDER FUND"): The Aggressive Investors 2 became operational on October 31, 2001. The Aggressive Investors 1 became operational on August 5, 1994, under the original name Bridgeway Aggressive Growth Portfolio. Bridgeway Funds' Board of Directors voted to close the older Fund to new investors at $275 million in net assets so that it would remain more nimble (able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

         The investment objective of both Funds is identical, but the execution of the strategy is different. For instance, the Adviser expects the newer Fund to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. However, the reverse may be true during the period that the Aggressive Investors 2 has lower net assets, as was true in the most recent fiscal year. The older Fund will have "right of first refusal" to purchase small- and mid-cap stocks for which there is relatively limited liquidity. This could put the newer Fund at a disadvantage relative to the older Fund, and potential investors should not rely on the returns of Aggressive Investors 1 to evaluate future potential returns of Aggressive Investors 2. In the long term, the Adviser expects the newer Fund to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Fund.

         PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 2 Fund are exposed to higher risk than the stock market as a whole and could lose money.

         Because the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

         Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

         The Fund sometimes invests in a smaller number of companies than many mutual funds. It would not be unusual for one or two stocks each to represent 10% or more of Fund holdings. This is called "focus," and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Fund return.

         WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

         PERFORMANCE: The bar chart below shows the Fund's performance for the single full calendar year since inception on October 31, 2001. However, in future years multiple bars will provide an indication of risk. The table below the chart shows how the Fund's average annual returns for one calendar year and since inception compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                        ONE YEAR % RETURN AS OF 12/31/02

[BAR GRAPH]

2002  -19.02%

Return from 1/1/03 through 9/30/03 was 30.72%.

Best Quarter: Q2 03, +30.62%          Worst Quarter: Q3 02, -18.73%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                               SINCE
                                                              INCEPTION
FUND / INDEX                                       1 YEAR    (10/31/01)
-----------------------------------------------------------------------------
Bridgeway Aggressive Investors 2
   Return Before Taxes                             -19.02%     -13.61%
   Return After Taxes on Distributions(1)          -19.02%     -13.61%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                       -15.22%     -10.86%
-----------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deductions for       -22.10%     -13.34%
fees, expenses or taxes)
-----------------------------------------------------------------------------
Russell 2000 Index(3) (reflects no deductions
   for fees, expenses or taxes)                    -20.48%      -7.79%
-----------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (3) The Russell 2000 Index is an unmanaged index of small companies with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

         FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      AGGRESSIVE INVESTORS 2 FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                              None
  Sales Charge (Load) Imposed on Reinvested Dividends                   None
  Redemption Fees                                                       None
  Exchange Fees                                                         None
  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees                                                       0.85%
  Distribution (12b-1) [and / or service] Fees (2)                      0.00%
  Other Expenses                                                        1.05%
                                                                        ----
     Total Annual Fund Operating Expenses                               1.90%
  Fee Waiver (3)                                                        0.00%
                                                                        ----
     Net Expenses                                                       1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

         The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     AGGRESSIVE INVESTORS 2 EXPENSE EXAMPLE

----------------------------------------------------
             1 Year   3 Years    5 Years    10 Years
----------------------------------------------------
Expenses     $ 193    $ 597      $1,026     $ 2,222
----------------------------------------------------

         FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                AGGRESSIVE INVESTORS 2 FUND FINANCIAL HIGHLIGHTS

                                                   Year Ended       10/31/01*
                                                     6/30/03       to 6/30/02
                                                     -------       ----------
PER SHARE DATA
   Net Asset Value, Beginning of period           $    10.25      $   10.00
   Income (Loss) from investment operations
      Net investment income (loss)                     (0.09)         (0.08)
      Net realized and unrealized gain (loss)           1.12           0.33
         Total from investment operations               0.03           0.25
   Less distributions to shareholders
      Net investment income                             0.00           0.00
      Net realized gains                               (0.00)         (0.00)
         Total distributions                           (0.00)         (0.00)
   Net asset value, end of period                 $    10.28      $   10.25

FUND TOTAL RETURN                                       0.29%          2.50%

RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)            $   21,107      $  11,448
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                                 1.90%          1.90%(b)
      Expenses before waivers and
         reimbursements                                 1.90%          1.98%(b)
      Net investment income (loss) after
         waivers and reimbursements                    (1.05%)        (1.24%)(b)

  Fund turnover rate                                   143.2%          68.0%(b)

(a) October 31, 2001 was a the Fund's inception date.

(b) Annualized for periods less than a year.

                          THE ULTRA-SMALL COMPANY FUND

                                 BRUSX (Closed)

     INVESTMENT OBJECTIVE: The Ultra-Small Company Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although the majority of stocks in this Fund are listed on NASDAQ. On June 30, 2003, this group included stocks with a market capitalization of less than $166.4 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 20 to 2000 employees, produce annual revenues of $10 to $500 million and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets in ultra-small company stocks based on company size at the time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including "growth" and "value," but the Fund has historically had a strong value bias. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     FUND CLOSING COMMITMENT: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds' Board of Directors votes to reopen the Fund. The Fund closed to current shareholders on December 10, 2001 when assets exceeded $55 million. This size limitation keeps the Fund "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

     Ultra-small companies may:

 - have limited resources for expanding or surviving in a newly competitive environment,

 -   lack depth of management,

 -   have a limited product line, and

 - be more sensitive to economic downturns than companies with large capitalizations.

     The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment, but ultra-small companies may be more susceptible to this risk following their strong relative returns from 2000 to 2003. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Fund is closed to all additional investments except for dividend reinvestments. For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

[BAR GRAPH]

Year          Percentage
----          ----------
1995            39.84%
1996            29.74%
1997            38.00%
1998           -13.11%
1999            40.41%
2000             4.75%
2001            34.00%
2002             4.17%

Return from 1/1/03 through 9/30/03 was 61.86%.

Best Quarter: Q2 03, +34.50%

Worst Quarter: Q3 98, -27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                          SINCE
                                                                        INCEPTION
FUND / INDEX                                    1 YEAR       5 YEAR      (8/5/94)
------------                                    ------       ------      --------
Bridgeway Ultra-Small Company
   Return Before Taxes                            4.17%       12.27%      19.09%
   Return After Taxes on Distributions (1)        0.82%        9.70%      16.80%
   Return After Taxes on Distributions and
      Sale of Fund Shares (1)                     2.78%        9.16%      15.54%
CRSP Cap-based Portfolio 10 Index (2) (reflects
   no deductions for fees, expenses or taxes)    -6.02%        4.77%      10.51%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,800 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.
Past performance (before and after taxes) does not guarantee future results.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                       ULTRA-SMALL COMPANY FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                               None
  Sales Charge (Load) Imposed on Reinvested Dividends                    None
  Redemption Fees                                                        None
  Exchange Fees                                                          None

  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
  Management Fees                                                        0.90%
  Distribution (12b-1) [and / or service] Fees (2)                       0.00%
  Other Expenses                                                         0.39%
                                                                         -----
     Total Annual Fund Operating Expenses                                1.29%
  Fee Waiver (3)                                                         0.00%
                                                                         -----
     Net Expenses                                                        1.29%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                    ULTRA-SMALL COMPANY FUND EXPENSE EXAMPLE

                      1 Year         3 Years          5 Years         10 Years
                      ------         -------          -------         --------
Expenses               $131            $409            $708            $1,556

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                  ULTRA-SMALL COMPANY FUND FINANCIAL HIGHLIGHTS

                                                    Year             Year          Year            Year             Year
                                                   Ended            Ended          Ended          Ended            Ended
                                                  6/30/03          6/30/02        6/30/01        6/30/00          6/30/99
                                                  -------          -------        -------        -------          -------
PER SHARE DATA
   Net Asset Value, Beginning of period          $  28.83         $ 26.99         $ 21.59        $   14.91        $ 22.52
   Income (Loss) from investment operations
      Net investment income (loss)                  (0.21)          (0.14)          (0.22)           (0.26)         (0.28)
      Net realized and unrealized gain (loss)        7.99            4.43            5.62             6.94          (3.77)
         Total from investment operations            7.78            4.29            5.40             6.68          (4.05)
   Less distributions to shareholders
      Net investment income                          0.00            0.00            0.00             0.00           0.00
      Net realized gains                            (3.68)          (2.45)           0.00             0.00          (3.56)
         Total distributions                        (3.68)          (2.45)           0.00             0.00          (3.56)
   Net asset value, end of period                $  32.93         $ 28.83         $ 26.99        $   21.59        $ 14.91

 FUND TOTAL RETURN                                   32.0%           17.0%           25.0%            44.8%         -14.6%

 RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)           $ 77,448         $60,809         $51,764        $  41,959        $ 32,648
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                              1.29%           1.26%           1.61%            1.85%          2.00%
      Expenses before waivers and
         reimbursements                              1.29%           1.26%           1.61%            1.85%          2.26%
      Net investment income (loss) after
         waivers and reimbursements                 (0.82%)         (0.53%)         (0.93%)          (1.36%)        (1.82%)

  Fund turnover rate                                 56.1%          120.6%           57.0%            65.4%          80.4%

                       THE ULTRA-SMALL COMPANY MARKET FUND

                         BRSIX (Closed to New Investors)

     INVESTMENT OBJECTIVE: The Ultra-Small Company Market Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices ("CRSP") over longer time periods. The Adviser normally invests more than 80% of Fund net assets in ultra-small company stocks based on company size at the time of purchase. In choosing stocks for the Fund, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full index of stocks. Ultra-small companies are those with a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange, although a majority of Index and Fund stocks are traded on NASDAQ. On June 30, 2003, this group included stocks with a market capitalization up to $166.4 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 20 to 2000 employees, produce annual revenues of $10 to $500 million, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) Indeed, after more than six years of operations and five years of positive returns, the Fund has yet to distribute a capital gain. However, by paying close attention to trading costs, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable accounts.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibits much greater volatility than large-company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

     Ultra-small companies may:

- have limited resources for expanding or surviving in a newly competitive environment,

-    lack depth of management,

-    have a limited product line, and

- be more sensitive to economic downturns than companies with large capitalizations.

     The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     Apart from the risk inherent in investing in ultra-small companies, there is risk that the Fund's total return may be lower than the total return of the Index that the Fund seeks to approximate. The actual return of this Fund could be lower than the Index for one or more of four reasons:

-    operating expenses cut into returns,

-    transaction costs reduce returns,

- the Fund does not own all of the roughly 2000 companies that comprise the Index, and

- the Fund's tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Fund.

     WHO SHOULD INVEST: The Fund closed to new investors on August 15, 2003 with net assets of approximately $500 million. The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

[BAR GRAPH]

Year          Percentage
----          ----------
1998            -1.81%
1999            31.49%
2000             0.67%
2001            23.98%
2002             4.90%

Return from 1/1/03 through 9/30/03 was 52.46%.

Best Quarter: Q2 03, +30.87%         Worst Quarter: Q3 98, -22.85%


                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                         SINCE
                                                                       INCEPTION
FUND / INDEX                                   1 YEAR       5 YEAR     (7/31/97)
------------                                   ------       ------     ---------
Bridgeway Ultra-Small Company Market Fund
   Return Before Taxes                          4.90%        11.07%      10.09%
   Return After Taxes on Distributions(1)       4.90%        11.00%      10.03%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                    3.92%         9.15%       8.35%
CRSP Cap-based Portfolio 10 Index(2)
(reflects no deductions for fees, expenses
or taxes)                                      -6.02%         4.77%       5.54%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 2000 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.
Past performance (before and after taxes) does not guarantee future results.


     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                   ULTRA-SMALL COMPANY MARKET FUND FEE TABLE (1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                               None
Sales Charge (Load) Imposed on Reinvested Dividends                    None
                             Redemption Fees
                             0.00% - 2.00%

Exchange Fees                                                          None

ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.50%
Distribution (12b-1) [and / or service] Fees (2)                       0.00%
Other Expenses                                                         0.35%
                                                                      -----
   Total Annual Fund Operating Expenses                                0.85%
Fee Waiver (3)                                                        (0.10%)
                                                                      -----
   Net Expenses                                                        0.75%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) A 2% redemption reimbursement fee may be charged for redemptions in a down market (See page 21 for details). Separately, a 2% redemption reimbursement fee will be charged for shares held less than six months.

(3) The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                ULTRA-SMALL COMPANY MARKET FUND EXPENSE EXAMPLE(1)

                    1 Year         3 Years         5 Years         10 Years
                    ------         -------         -------         --------
Expenses            $   77         $   261         $   462         $  1,040

(1) This fee table is based on last year's expenses. If a shareholder redeems within six months of purchase, he will pay an additional $201 in early redemption fees. Separately, if a shareholder redeems in a down market and the Board of Directors vote to impose a redemption reimbursement fee, the expenses will be $285, $487, $707, and $1,340.

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

              ULTRA-SMALL COMPANY MARKET FUND FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------
                                                       Year        Year        Year        Year        Year
                                                       Ended       Ended       Ended       Ended       Ended
                                                      6/30/03     6/30/02     6/30/01     6/30/00     6/30/99
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA

  Net Asset Value, beginning of period               $    8.70   $    7.22   $    6.62   $    4.96   $    5.69
--------------------------------------------------------------------------------------------------------------
  Income (Loss) from investment operations
     Net investment income (loss)                        (0.03)       0.00        0.05        0.03       (0.02)
     Net realized and unrealized gain (loss)              2.31        1.49        0.59        1.63       (0.71)
        Total from investment operations                  2.28        1.49        0.64        1.66       (0.73)
--------------------------------------------------------------------------------------------------------------
  Less distributions to shareholders
     Net investment income                                0.00       (0.01)      (0.04)       0.00        0.00
     Net realized gains                                   0.00        0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------
        Total distributions                               0.00       (0.01)      (0.04)       0.00        0.00
  Net asset value, end of period                     $   10.98   $    8.70   $    7.22   $    6.62   $    4.96

FUND TOTAL RETURN                                        26.21%       20.7%        9.8%       33.5%      (12.8%)

RATIOS & SUPPLEMENTAL DATA

  Net assets, end of period (in 000s)                $ 312,041   $  68,824   $   9,078   $   2,386   $   1,586
  Ratio to average net assets:
     Expenses after waivers and
        reimbursements                                    0.75%       0.75%       0.75%       0.75%       0.75%
     Expenses before waivers and
        reimbursements                                    0.85%       1.01%       1.61%       1.94%       2.43%
     Net investment income (loss) after
        waivers and reimbursements                       (0.14%)     (0.05%)      0.77%      (0.53%)     (0.51%)

Fund turnover rate                                        17.7%       55.8%      215.0%       39.5%       48.3%
--------------------------------------------------------------------------------------------------------------

     ULTRA-SMALL COMPANY MARKET REDEMPTION REIMBURSEMENT FEE: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Shareholders who redeem within six months of a purchase will automatically incur a 2% redemption reimbursement fee. This redemption reimbursement fee accrues to the Fund itself, not to the Adviser.

     In addition, the Bridgeway Funds Board of Directors reserves the right to impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption reimbursement fee for shareholders who receive the following Tuesday's net asset value. This potential redemption reimbursement fee also accrues to the Fund itself, not to the Adviser.

     Implementation of the potential fee will be communicated to shareholders both on Bridgeway Funds' website, www.bridgeway.com, and the outgoing message of its phone system (800-661-3550). The Adviser will make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

                           THE MICRO-CAP LIMITED FUND
                                 BRMCX (Closed)

     INVESTMENT OBJECTIVE: The Micro-Cap Limited Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York stock Exchange, although a majority of stocks in this Fund are listed on NASDAQ rather than the New York Stock Exchange. On June 30, 2003, this group included stocks with a market capitalization between $166.4 and $330.6 million. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small cap but larger than ultra small. Companies this size typically have 100 to 3500 employees, produce annual revenues of $100 million to $1 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets in micro-cap company stocks based on company size at time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     FUND CLOSING COMMITMENT: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds Board of Directors votes to re-open the Fund. The Fund closed to current shareholders on July 7, 2003 when net assets exceeded $55 million. This feature is crucial to the Fund's "focus" of investing in a smaller number of companies. Closing at a very low level of assets also keeps the Fund "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

     PRINCIPAL RISK FACTORS: The market price of micro-cap shares typically exhibit much greater volatility (risk) than large-company shares. In addition, the Fund is focused on a smaller number of companies, which will also likely add to Fund volatility. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

     Micro-cap companies may:

    - have limited resources for expanding or surviving in a newly competitive environment,

    -    lack depth of management,

    -    have a limited product line, and

    - be more sensitive to economic downturns than companies with large capitalizations.

     The Fund is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     The Fund is closed to all additional investments except for dividend reinvestments. For current shareholders, the Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of micro-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

[BAR GRAPH]

1999       49.55%
2000        6.02%
2001       30.20%
2002      -15.67%

Return from 1/1/03 through 9/30/03 was 47.65%.

Best Quarter: Q4 98, +41.58%          Worst Quarter: Q3 98, -24.00%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

                                                                                          SINCE INCEPTION
FUND / INDEX                                                              1 YEAR             (6/30/98)
---------------------------------------------------------------------------------------------------------
Bridgeway Micro-Cap Limited
Return Before Taxes                                                       -16.61%              14.67%
Return After Taxes on Distributions(1)                                    -18.11%              13.41%
Return After Taxes on Distributions and Sale
   of Fund Shares(1)                                                      -13.27%              12.09%
----------------------------------------------------------------------------------------------------
CRSP Cap-based Portfolio 9 Index(2) (reflects no
deductions for fees, expenses or taxes)                                   -18.89%               2.86%
----------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of roughly 611 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        MICRO-CAP LIMITED FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends                                                  None
Redemption Fees                                                                                      None
Exchange Fees                                                                                        None

ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                      1.60%
Distribution (12b-1) [and / or Service] Fees (2)                                                     0.00%
Other Expenses                                                                                       0.53%
                                                                                                    -----
   Total Annual Fund Operating Expenses                                                              2.13%
Fee Waiver (3)                                                                                      (0.23%)
                                                                                                    -----
   Net Expenses                                                                                      1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                      MICRO-CAP LIMITED FUND EXPENSE EXAMPLE

                        1 Year               3 Years                5 Years               10 Years
--------------------------------------------------------------------------------------------------
Expenses                $  193               $   645                $ 1,123               $  2,444
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report. This report is available from Bridgeway Funds upon request.

                   MICRO-CAP LIMITED FUND FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------
                                                                   Year
                                                       Year        Ended       Year        Year        Year
                                                       Ended      6/30/02      Ended       Ended       Ended
                                                      6/30/03    (restated)   6/30/01     6/30/00     6/30/99
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, beginning of period                 $   10.19   $    9.92   $    7.86   $    6.38   $    5.00
--------------------------------------------------------------------------------------------------------------
Income (Loss) from investment operations
   Net Investment income (loss)                          (0.11)      (0.12)      (0.05)      (0.09)      (0.06)
   Net realized and unrealized gain (loss)                0.01        0.87        2.53        1.87        1.44
--------------------------------------------------------------------------------------------------------------
      Total from investment operations                   (0.10)       0.75        2.48        1.78        1.38
--------------------------------------------------------------------------------------------------------------
Less distributions to shareholders
   Net investment income                                  0.00       (0.00)       0.00        0.00        0.00
   Net realized gains                                    (0.73)      (0.48)      (0.42)      (0.30)       0.00
--------------------------------------------------------------------------------------------------------------
      Total distributions                                (0.73)      (0.48)      (0.42)      (0.30)       0.00
--------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                    $    9.36   $   10.19   $    9.92   $    7.86   $    6.38
--------------------------------------------------------------------------------------------------------------
FUND TOTAL RETURN                                         0.93%       8.09%      33.64%      28.73%      27.60%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                  $  56,422   $  57,885   $  51,451   $  24,773   $  13,932

Ratio to average net assets:
   Expenses after waivers and
      reimbursements                                      1.90%       1.90%       1.90%       1.90%       1.54%
   Expenses before waivers and
      reimbursements                                      2.13%       1.94%       2.09%       2.36%       1.54%
   Net investment income (loss) after
      waivers and reimbursements                         (1.35%)     (1.22%)     (0.62%)     (1.25%)     (1.20%)

Fund turnover rate                                        99.1%      124.0%       74.3%       86.7%      117.0%
--------------------------------------------------------------------------------------------------------------

                              SMALL-CAP GROWTH FUND
                              Class N Shares BRSGX
                              Class R Shares BFSGX

     INVESTMENT OBJECTIVE: The Small-Cap Growth Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Bridgeway Funds defines "small stocks" as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies smaller than $3.6 billion market capitalization. The median company size in the Bridgeway small-cap universe was $400 million. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the small-cap growth category for the Fund according to proprietary quantitative models. The Adviser normally invests more than 80% of Fund net assets in stocks from among those in the small-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

     While the Fund is actively managed for long-term return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

     Excluding turnover related to tax management, this Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited and Ultra-Small Company).

     PRINCIPAL RISK FACTORS: Shareholders of the Small-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

     Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

     Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is also subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn.

     If too many small companies in the Fund outgrow the Fund's small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

     WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         SMALL-CAP GROWTH FUND FEE TABLE

                                                                                      Class N     Class R
                                                                                      -------     -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                                                None        None
Sales Charge (Load) Imposed on Reinvested Dividends                                     None        None
Redemption Fees                                                                         None        None
Exchange Fees                                                                           None        None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                                         0.60%       0.60%
Distribution (12b-1) [and/or Service] Fees (2)                                          0.00%       0.25%
Other Expenses                                                                          0.64%       0.64%
                                                                                       -----       -----
   Total Operating Expenses                                                             1.24%       1.49%
Fee Waiver (3)                                                                         (0.30%)     (0.30%)
                                                                                       -----       -----
   Net Expenses                                                                         0.94%       1.19%

(1) All figures in this table are expressed as a percentage of average net assets. Operating expenses are based on estimates for the current fiscal year.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.94% for Class N shares and 1.19% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.

     The following example, estimated because the fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              SMALL-CAP GROWTH FUND CLASS R SHARES EXPENSE EXAMPLE

                       1 Year            3 Years            5 Years               10 Years
------------------------------------------------------------------------------------------
Expenses               $  121            $   442            $   785               $  1,754
------------------------------------------------------------------------------------------

     The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be $96, $364, $652 and $1,474 for 1-, 3-, and 5-, and 10-years respectively.

                              SMALL-CAP VALUE FUND
                              Class N Shares BRSVX
                              Class R Shares BFSVX

     INVESTMENT OBJECTIVE: The Small-Cap Value Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "small stocks" as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies smaller than $3.6 billion market capitalization. The median company size in the Bridgeway small-cap universe was $400 million. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the small-cap value category for the Fund according to proprietary quantitative models. The Adviser normally invests more than 80% of Fund net assets in stocks from among those in the small-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

     While the Fund is actively managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

     Excluding turnover related to tax management, this Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

     PRINCIPAL RISK FACTORS: Shareholders of the Small-Cap Value Fund are exposed to above average stock market risk (volatility) and could lose money.

     Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

     Although value stocks have historically exhibited less volatility than growth companies over longer timeframes, this trend is not true in every shorter period, might not be true in the future and is unlikely to offset the additional volatility associated with small-cap stocks in general.

     If too many small companies in the Fund outgrow the Fund's small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

     WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in an actively-managed fund, while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         SMALL-CAP VALUE FUND FEE TABLE

                                                                                      Class N     Class R
                                                                                      -------     -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                                None        None
Sales Charge (Load) Imposed on Reinvested Dividends                                     None        None
Redemption Fees                                                                         None        None
Exchange Fees                                                                           None        None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                         0.60%       0.60%
Distribution (12b-1) [and/or Service] Fees (2)                                          0.00%       0.25%
Other Expenses                                                                          0.64%       0.64%
                                                                                       -----        ----
   Total Operating Expenses                                                             1.24%       1.49%
Fee Waiver (3)                                                                         (0.30%)     (0.30%)
                                                                                       -----       -----
   Net Expenses                                                                         0.94%       1.19%

(1) All figures in this table are expressed as a percentage of average net assets. Operating expenses are based on estimates for the current fiscal year.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.94% for Class N shares and 1.19% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.


     The following example, estimated because the fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

               SMALL-CAP VALUE FUND CLASS R SHARES EXPENSE EXAMPLE

                     1 Year         3 Years          5 Years        10 Years
----------------------------------------------------------------------------
Expenses             $  121         $   442          $   785        $  1,754
----------------------------------------------------------------------------

The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be $96, $364, $652 and $1,474 for 1-, 3-, and 5-, and 10-years respectively.

                              LARGE-CAP GROWTH FUND
                              Class N Shares BRLGX
                              Class R Shares BFLGX

     INVESTMENT OBJECTIVE: The Large-Cap Growth Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "large stocks" as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies larger than $3.6 billion market capitalization. The median company size in the Bridgeway large-cap universe was $8.9 billion. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the large-growth category for the Fund according to proprietary quantitative models. More than 80% of Fund net assets are invested in stocks from among those in the large-growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

     While the Fund is actively managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

     Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

     PRINCIPAL RISK FACTORS: Shareholders of the Large-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

     Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

     In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market segments.

     WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want to invest in large, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         LARGE-CAP GROWTH FUND FEE TABLE

                                                                                      Class N     Class R
                                                                                      -------     -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                                None        None
Sales Charge (Load) Imposed on Reinvested Dividends                                     None        None
Redemption Fees                                                                         None        None
Exchange Fees                                                                           None        None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                         0.50%       0.50%
Distribution (12b-1) [and/or Service] Fees (2)                                          0.00%       0.25%
Other Expenses                                                                          0.64%       0.64%
                                                                                       -----       -----
   Total Operating Expenses                                                             1.14%       1.39%
Fee Waiver (3)                                                                         (0.30%)     (0.30%)
                                                                                       -----       -----
   Net Expenses                                                                         0.84%       1.09%

(1) All figures in this table are expressed as a percentage of average net assets. Operating expenses are based on estimates for the current fiscal year.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.84% for Class N shares and 1.09% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.

     The following example, estimated because the fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              LARGE-CAP GROWTH FUND CLASS R SHARES EXPENSE EXAMPLE

                   1 Year           3 Years           5 Years       10 Years
----------------------------------------------------------------------------
Expenses           $  111           $   411           $   732       $  1,643
----------------------------------------------------------------------------

     The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be $86, $332, $599 and $1,359 for 1-, 3-, and 5-, and 10-years respectively.

                              LARGE-CAP VALUE FUND
                              Class N Shares BRLVX
                              Class R Shares BFLVX

     INVESTMENT OBJECTIVE: The Large-Cap Value Fund ("Fund") seeks to provide long-term total return of capital, primarily through capital appreciation and some income.

     PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "large stocks" as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 28, 2003, this included companies larger than $3.6 billion market capitalization. The median company size in the Bridgeway large-cap universe was $8.9 billion. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the large-cap value category for the Fund according to proprietary quantitative models. More than 80% of the Fund's net assets are invested in stocks from among those in the large-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

     While the Fund is actively managed for long-term total return, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method results in a more tax-efficient fund than would otherwise be the case.

     Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than Bridgeway Funds' more actively-managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

     The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund stocks. However, not all Fund stocks pay dividends.

     PRINCIPAL RISK FACTORS: Shareholders of the Large-Cap Value Fund are exposed to significant stock market risk (volatility) and could lose money.

     While large-cap value stocks have historically exhibited less volatility than small stocks over longer time horizons, the Fund is subject to the risk that large-cap value stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last three to five years or more.

     In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund's value will not keep up with inflation) than some other stock market segments.

     WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to large, value-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: No performance chart or table appears in this section since the Fund is new.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         LARGE-CAP VALUE FUND FEE TABLE

                                                              Class N  Class R
                                                              -------  -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                       None     None
Sales Charge (Load) Imposed on Reinvested Dividends            None     None
Redemption Fees                                                None     None
Exchange Fees                                                  None     None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Management Fees                                                0.50%    0.50%
Distribution (12b-1) [and/or Service] Fees (2)                 0.00%    0.25%
Other Expenses                                                 0.64%    0.64%
                                                               ----     ----
   Total Operating Expenses                                    1.14%    1.39%
Fee Waiver (3)                                                (0.30%)  (0.30%)
                                                              -----    -----
   Net Expenses                                                0.84%    1.09%

     (1) All figures in this table are expressed as a percentage of average net assets. Operating expenses are based on estimates for the current fiscal year.

     (2)The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Distribution of Fund Shares" for more information.

     (3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses to not exceed 0.84% for Class N shares and 1.09% for Class R shares. This Agreement continues through June 30, 2004. Any material change to this Fund policy would require a vote by shareholders.

     The following example, estimated because the fund is new, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              LARGE-CAP VALUE FUND CLASS R SHARES EXPENSE EXAMPLE

                    1 Year         3 Years         5 Years         10 Years
------------------------------------------------------------------------------
  Expenses           $111            $411            $732           $1,643
------------------------------------------------------------------------------

     The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%. Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors. (A list of no or low-cost distributors is available through Bridgeway Funds.) Expenses for the Class N shares would be $86, $332, $599 and $1,359 for 1-, 3-, and 5-, and 10-years respectively.

                           THE BLUE CHIP 35 INDEX FUND
                                      BRLIX

     INVESTMENT OBJECTIVE: The Blue Chip 35 Index Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation, but also some income.

     PRINCIPAL INVESTMENT STRATEGY: The Fund seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index"), a proprietary Index composed by the Adviser, while minimizing the distribution of capital gains and minimizing costs. Bridgeway Funds defines "ultra-large" as the largest 150 U.S. companies as defined by market capitalization, more commonly known as "blue chip." The Adviser normally invests more than 80% of Fund net assets in blue chip company stocks. As of June 30, 2003, more than 99% of the Fund's net assets were invested this way. The Fund invests in the stocks that comprise the Index and seeks to match the Index composition and weighting. Similar to other index funds, the actual return of this Fund will likely underperform the Bridgeway Ultra-Large 35 Index long term by an amount similar to the Fund expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Fund turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Fund, and potentially imposing a redemption fee in a market downturn. The income objective of this Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund companies. However, not all of the companies in the Index pay dividends.

     INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this roughly equally weighted Index, after excluding any tobacco companies and ensuring reasonable industry diversification. In order to achieve the balance of a "roughly equally weighted" index, more weight is periodically given to the stocks with the greatest decline in price. This contrasts with most other "market-cap weighted" indexes, which give more weight to the stocks that have appreciated the most in price. Thus, the Bridgeway Ultra-Large 35 Index is a more "contrarian" or "value-oriented" index structure. Other "market-cap weighted" indexes have characteristics more similar to a "momentum" structure.

     At the time of Index rebalancing in December 2001, the Index included all 23 of the largest U.S. companies, excluding one tobacco company. These companies are huge, "blue-chip," well-known names. As of June 30, 2003, Index companies ranged from $19.4 to $287.3 billion in market capitalization (market size). The Bridgeway Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index's company composition is rebalanced approximately every two or three years rather than annually. This strategy keeps Index turnover lower than a majority of other indexes.

                                   TRANSLATION

             What Are the "Active" Blue Chip Companies in the Index?

AOL Time Warner
American Int'l Group
Bankamerica
Berkshire Hathaway
Bristol Myers Squibb
Chevron
Cisco Systems
Citigroup
Coca-Cola
Comcast
Dell Computer
Dupont
Eli Lilly and Co
Exxon/Mobil
Federal Nat'l Mortgage
Ford
General Electric
Hewlett Packard
Home Depot
Intel
IBM
Johnson & Johnson
McDonalds
Merck
Microsoft
Minnesota Mng. & Mfg.
Oracle
Pepsico
Pfizer
Procter & Gamble
SBC Communications
Texas Instruments
United Parcel Services
Verizon
Communications
Wal-Mart
Wells Fargo and Co

     PRINCIPAL RISK FACTORS: Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

     While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

     The Fund is also subject to the risk that blue chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

     WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, incurring low costs, and minimizing their own taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

[BAR GRAPH]

1998            39.11%

1999            30.34%

2000           -15.12%

2001            -9.06%

2002           -18.02%

Return from 1/1/03 through 9/30/03 was 14.13%.

Best Quarter: Q4 98, +25.33%          Worst Quarter: Q3 02, -15.35%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

Past performance (before and after taxes) does not guarantee future results.

--------------------------------------------------------------------------------
                                                                         SINCE
                                                                       INCEPTION
FUND / INDEX                                     1 YEAR      5 YEAR    (7/31/97)
--------------------------------------------------------------------------------
Bridgeway Blue Chip 35 Index Fund               -18.02%       2.79%      2.57%
   Return Before Taxes
   Return After Taxes on Distributions(1)       -18.62%       2.38%      2.19%
   Return After Taxes on Distributions and
      Sale of Fund Shares(1)                    -14.74%       2.08%      1.92%
--------------------------------------------------------------------------------
S&P 500 Index (2) (reflects no deductions
   for fees, expenses or taxes)                 -22.10%      -0.60%      0.11%
--------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is an index of large companies, with dividends reinvested.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                       BLUE CHIP 35 INDEX FUND FEE TABLE (1)

---------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                               None
Sales Charge (Load) Imposed on Reinvested Dividends                    None
Redemption Fees(2)                                             0.00% - 1.00%
Exchange Fees                                                          None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.08%
Distribution (12b-1) [and / or service] Fees(3)                        0.00%
Other Expenses                                                         0.99%
                                                                       ----
   Total Annual Fund Operating Expenses                                1.07%
Fee Waiver(4)                                                         (0.92%)
                                                                       ----
   Net Expenses                                                        0.15%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

    The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   BLUE CHIP 35 INDEX FUND EXPENSE EXAMPLE(1)

                    1 Year         3 Years         5 Years         10 Years
---------------------------------------------------------------------------
  Expenses           $15             $249            $501           $1,223
---------------------------------------------------------------------------

(1) This fee is based on last year expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption reimbursement fee, the expenses would be $120, $362, $623, and $1,371.

    FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by

PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                  BLUE CHIP 35 INDEX FUND FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------
                                      Year      Year     Year     Year      Year
                                     Ended     Ended    Ended     Ended    Ended
                                     6/30/03  6/30/02  6/30/01   6/30/00  6/30/99
---------------------------------------------------------------------------------
PER SHARE DATA

Net Asset Value, beginning of period $ 5.93   $  7.23  $  8.77   $ 7.91    $ 6.10
---------------------------------------------------------------------------------
Income (Loss) from investment
   operations
   Net Investment income (loss)        0.09      0.09     0.09     0.08      0.07
   Net realized and unrealized
    gain(loss)                         0.21     (1.31)   (1.54)    0.85      1.77
---------------------------------------------------------------------------------
    Total from investment operations   0.30     (1.22)   (1.45)    0.93      1.84
---------------------------------------------------------------------------------
Less distributions to shareholders               5.95
   Net investment income              (0.09)    (0.08)   (0.09)   (0.07)    (0.03)
   Net realized gains                  0.00      0.00     0.00     0.00      0.00
---------------------------------------------------------------------------------
    Total distributions               (0.09)    (0.08)   (0.09)   (0.07)    (0.03)
---------------------------------------------------------------------------------
   Net asset value, end of period    $ 6.14   $  5.93  $  7.23   $ 8.77    $ 7.91
---------------------------------------------------------------------------------
FUND TOTAL RETURN
                                       5.13%   -17.01%  -16.61%   11.74%    30.34%
RATIOS & SUPPLEMENTAL DATA

   Net assets, end of period
    (in 000s)                        $7,763   $ 5,532  $ 5,975   $7,365    $4,528
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                0.15%     0.15%    0.15%    0.15%     0.15%
      Expenses before waivers and
         reimbursements                1.07%     0.93%    0.68%    0.47%     0.90%
      Net investment income (loss)
         after waivers and
         reimbursements                1.65%     1.35%    1.15%    0.98%     1.06%

Fund turnover rate                     24.9%     40.8%    24.0%    25.9%     16.6%
---------------------------------------------------------------------------------

     BLUE CHIP 35 INDEX REDEMPTION REIMBURSEMENT FEE: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for remaining shareholders. Consequently, the Bridgeway Funds Board of Directors reserves the right to impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption reimbursement fee for shareholders who receive the following Tuesday's net asset value. Implementation of the fee will be communicated to shareholders both on Bridgeway Funds' website, www.bridgeway.com, and the outgoing message of its phone system (800-661-3550). The Adviser will make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption. This fee accrues to the Fund itself, not to the Adviser.

                                THE BALANCED FUND
                                      BRBPX

     INVESTMENT OBJECTIVE: The Balanced Fund (the "Fund") seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                TRANSLATION

                           What is "short-term risk?"

     As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the fund. "Downside risk" is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

     PRINCIPAL INVESTMENT STRATEGY: The Fund uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Fund assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective.

                                   TRANSLATION

                    What are covered calls and secured puts?

     Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Fund will sell a call only on a stock that the Fund owns. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Fund owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

                                   TRANSLATION

    How does this Fund compare to most bond funds and other balanced funds?

     Historically, two types of mutual funds have had volatility comparable to that targeted by this Fund - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate- and long-term bonds, this Fund should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Fund's option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Fund seeks to provide an efficient trade-off between short-term risk and return.

     The second main strategy is fixed-income investments. The Adviser normally invests at least 25% of the Fund's total assets in fixed-income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund's strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U. S. government securities and high quality corporate debt.

     To summarize, selling covered call and secured put options reduces the Fund's volatility and provides some cash flow, which is the Fund's primary source of return. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

     PRINCIPAL RISK FACTORS: The Fund's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, exposing the Fund to the full market risk of these shares.

     Another important risk is that the individual stocks in the Fund may not perform as well as expected.

     The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies.

     The Fund's fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

     A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund's option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the Fund manager and support personnel.

     In summary, the Fund could experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. Thus, the value of your investment in the Fund may go up or down, which means that you could lose money.

     WHO SHOULD INVEST: The Adviser believes that this Fund is appropriate as a mid to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

     PERFORMANCE: The bar chart below shows the Fund's performance for the single full calendar year since inception. However, in future years multiple bars will provide an indication of risk. The table below the chart shows how the Fund's average annual returns for one year and since inception compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR GRAPH]

2002          -3.51%

Return from 1/1/03 through 9/30/03 was 10.74%.

Best Quarter: Q2 03, +8.30%       Worst Quarter: Q3 01, -7.70%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/02

------------------------------------------------------------------------------------------
                                                                                  SINCE
                                                                                INCEPTION
                   FUND / INDEX                                    1 YEAR       (6/30/01)
------------------------------------------------------------------------------------------
Bridgeway Balanced
Return Before Taxes                                                 -3.51%         -3.84%
Return After Taxes on Distributions(1)                              -3.79%         -4.15%
Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                         -2.94%         -3.22%
----------------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deductions for fees,
   expenses or taxes)                                              -22.10%        -18.46%
Bloomberg/EFFAS Bond Index(3) (reflects no deductions
   for fees, expenses or taxes)                                      5.80%          6.73%
Balanced Benchmark(4) (reflects no deductions for fees,
   expenses or taxes)                                               -4.71%         -2.94%
----------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may br higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) Performance of Balanced Fund Index as measured by Lipper, Inc.

(3) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the one- to three-year U.S. Government bond market.

(4) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government one- to three-year Total Return Bond Index. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                            BALANCED FUND FEE TABLE

---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends                                                  None
Redemption Fees                                                                                      None
Exchange Fees                                                                                        None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                      0.60%
Distribution (12b-1) [and / or Service] Fees(2)                                                      0.00%
Other Expenses                                                                                       1.06%
                                                                                                    -----
   Total Annual Fund Operating Expenses                                                              1.66%
Fee Waiver(3)                                                                                       (0.72%
                                                                                                    -----
   Net Expenses                                                                                      0.94%
---------------------------------------------------------------------------------------------------------

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This Agreement continues through June 30, 2004. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          BALANCED FUND EXPENSE EXAMPLE

                        1 Year               3 Years               5 Years               10 Years
-------------------------------------------------------------------------------------------------
Expenses                $   96               $   453               $   834               $  1,905
-------------------------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                       BALANCED FUND FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------
                                                           Year              Year
                                                           Ended             Ended
                                                          6/30/03           6/30/02         6/30/01(a)
------------------------------------------------------------------------------------------------------
PER SHARE DATA
 Net Asset Value, beginning of period                     $  9.87           $ 10.00         $    10.00
------------------------------------------------------------------------------------------------------
 Income (Loss) from investment operations
     Net Investment income (loss)                            0.10              0.04               0.00
     Net realized and unrealized gain (loss)                 0.15             (0.12)              0.00
------------------------------------------------------------------------------------------------------
        Total from investment operations                     0.25             (0.08)              0.00
------------------------------------------------------------------------------------------------------
 Less distributions to shareholders
     Net investment income                                  (0.06)            (0.05)              0.00
     Net realized gains                                     (0.01)             0.00               0.00
------------------------------------------------------------------------------------------------------
        Total distributions                                 (0.07)            (0.05)              0.00
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 10.05           $  9.87         $    10.00
------------------------------------------------------------------------------------------------------
FUND TOTAL RETURN                                            2.57%            -0.80%              0.00%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)                      $ 8,344           $ 4,960         $      370
 Ratio to average net assets:
     Expenses after waivers and reimbursements               0.94%             0.94%              0.00%
     Expenses before waivers and reimbursements              1.66%             2.07%              0.00%
     Net investment income (loss) after waivers
        and reimbursements                                   0.86%             0.49%              0.00%
Fund turnover rate                                           98.2%            112.5%              0.00%
------------------------------------------------------------------------------------------------------

(a) June 30, 2001 was the Fund's inception date.

PERFORMANCE PRIOR TO FUND INCEPTION

     The following table is based on the historical financial statements of the four pools of assets ("accounts") that were precursor to the four Bridgeway
Funds: Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value. From June 30, 2002 until October 31, 2003, these four accounts were operated using the same investment objectives, investment strategies, principal risk factors, and investment restrictions as the current mutual funds and were operated much as if they had been publicly available mutual funds. However, there are notable differences. First, the accounts did not need to accommodate cash flows in and out; thus, transaction costs were likely lower than they would have been otherwise. No adjustment has been made for this theoretical difference. Second, the accounts did not incur operating expenses that a mutual fund would bear. Consequently, the performance numbers below have been reduced by the maximum operating expenses borne by Class R Fund shareholders, namely:
1.19% of net assets for Small-Cap Growth and Small-Cap Value and 1.09% of net assets for Large-Cap Growth and Large-Cap Value per year. Third, during the first month of operations in July, 2002, the four accounts had partial cash balances which improved performance in the context of the bear market. The Adviser would not expect this favorable "cash cushioning" effect to apply in the future. The Adviser estimates this cash cushioning to have added the following return amounts to the accounts: Small-Cap Growth, 3.1%; Small-Cap Value, 11.6%; Large-Cap Growth, 0.8%; and Large-Cap Value, 11.9%. No adjustments have been made to the performance numbers below for this cash cushioning effect.

        CUMULATIVE TOTAL RETURN FOR ACCOUNTS PRIOR TO FUND INCEPTION(1)
                      (JUNE 30, 2002 TO SEPTEMBER 30, 2003)

------------------------------------------------------------------------------------
                                            SMALL      SMALL       LARGE       LARGE
                                             CAP        CAP         CAP          CAP
FUND / INDEX                                GROWTH     VALUE       GROWTH      VALUE
------------------------------------------------------------------------------------
Total Return of the Fund                      16.7%     30.2%        18.7%      13.5%
------------------------------------------------------------------------------------
Russell 2000 Growth Index (2)                 11.2%
------------------------------------------------------------------------------------
Russell 2000 Value Index (3)                             3.6%
------------------------------------------------------------------------------------
Russell 1000 Growth Index (4)                                         7.0%
------------------------------------------------------------------------------------
Russell 1000 Value Index (5)                                                     1.0%
------------------------------------------------------------------------------------

(1) The past performance of the four precursor accounts is not indicative of the future performance of the four new funds.

(2) The Russell 2000 Growth Index is an unmanaged index of small growth companies with dividends reinvested.

(3) The Russell 2000 Value Index is an unmanaged index of small value companies with dividends reinvested.

(4) The Russell 1000 Growth Index is an unmanaged index of large growth companies with dividends reinvested.

(5) The Russell 2000 Growth Index is an unmanaged index of large value companies with dividends reinvested.

MANAGEMENT OF THE FUNDS

     The Board of Directors of Bridgeway Funds, Inc. ("Bridgeway Funds" or "Funds") oversees the Funds' management, decides on matters of general policy and reviews the activities of the Funds' Adviser. The Board also makes decisions concerning investment strategies, but will not change a Fund's stated size limitations or closing commitments without a vote of shareholders. The Funds' officers conduct and supervise its daily operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the Investment Adviser (the "Adviser"). The Adviser is a Texas corporation that was organized in 1993. John Montgomery is President of both Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. The Adviser has managed the affairs of Bridgeway Funds since inception of the first fund offerings. The Adviser's investment management team selects the securities of all eleven Funds through proprietary models developed by the Adviser. The investment management team, led by John Montgomery, is comprised of five investment professionals. John is the designated portfolio manager on ten of the Funds, and Dick Cancelmo is the designated portfolio manager of the Balanced Fund.

     The Adviser is responsible for the investment and reinvestment of Bridgeway Funds' assets and provides personnel and administrative services for operation of the Funds' daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2003, the Adviser received the following investment advisory fees:

        MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2003 (1), (2)

-----------------------------------------------------------------------------------------------
                                                                            PERFORMANCE-BASED
        PORTFOLIO                              MANAGEMENT FEE              MANAGEMENT FEE RANGE
-----------------------------------------------------------------------------------------------
Aggressive Investors 1                             1.60%                      0.20 to 1.60%
Aggressive Investors 2                             0.90%                      0.20 to 1.60%
Ultra-Small Company                                0.90%                            NA
Ultra-Small Company Market                         0.50%                            NA
Micro-Cap Limited                                  1.60%                      0.20 to 1.60%
Small-Cap Growth (2)                               0.60%                      0.55 to 0.65%
Small-Cap Value (2)                                0.60%                      0.55 to 0.65%
Large-Cap Growth (2)                               0.50%                      0.45 to 0.55%
Large-Cap Value (2)                                0.50%                      0.45 to 0.55%
Blue Chip 35 Index                                 0.08%                            NA
Balanced                                           0.60%                            NA
-----------------------------------------------------------------------------------------------

(1) All fees in this table are expressed as a percentage of net assets.

(2) Fees for Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds are prospective since the Funds did not become effective until October 31, 2003.


     Micro-Cap Limited, Aggressive Investors 1 and Aggressive Investors 2 have performance-based fees that vary from 0.20% to 1.60% of net assets, depending on performance relative to a market index over the last 5 years (or since inception if the Fund is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: $0 to $27.5 million in net assets, the fee is 0.90%. From $27.5 million to $55.0 million, the fee is $495,000 subject to a maximum of 1.49%. From $55 million to $250 million, the fee is 0.90%. From $250 million in assets the fee decreases to 0.875%, and above $500 million it decreases to 0.850%.

                                   TRANSLATION

                        Who Manages the Bridgeway Funds?

     Bridgeway Capital Management is the Adviser for all eleven Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. Nine Funds are actively managed. The other two Funds are more passively managed, seeking to track two distinct indexes.

                   How Are the Actively Managed Funds Managed?

     The Adviser uses multiple quantitative models to make investment decisions. For the actively managed Funds, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor's understanding.

- The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to "dampen" some of the volatility inherent in each model and style. A confluence of favorable factors will result in a stock being included in an actively managed Fund.

- The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

- The Adviser does not talk to company management or Wall Street analysts. The models use real, timely, publicly available financial and technical data from objective sources such as the SEC filings as input, avoiding the emotions or biases of third parties.

- The Adviser never times the market or incorporates economic prognostication.

- The Adviser seeks to avoid bad data. The Adviser seeks to "tip the scales" in Funds' favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

                     Who is the Investment Management Team?

     The Investment Management Team operates and maintains the various quantitative models used for each Fund and performs all the research supporting each model. The Investment Management Team is lead by John Montgomery, the President of the Fund and the Adviser. It is comprised of five investment professionals on the Adviser's staff. There are at least two individuals assigned to the operation and maintenance of each model. This ensures that the models are managed by the team so that there is no single point of dependence.

     John Montgomery is the portfolio manager on all the Bridgeway Funds except the Balanced Fund, which is managed by Richard P. Cancelmo (Dick). John and Dick lead the Investment Management team for their respective Funds. Dick also manages the trading operations and has been with the adviser since 2001. Prior to that, he managed the West University Fund.

                      Who is Bridgeway Capital Management?

     Bridgeway Capital Management was incorporated in 1993. The advisory firm has a very lean cost structure, relying heavily on technology and a small but very talented and dedicated team of partners. These factors enable the firm to offer creative products to the mutual fund industry such as the Ultra-Small Company Fund and Ultra-Small Company Market Fund, which focus on the smallest of publicly traded stocks, as well as the Balanced Fund, which employs a unique set of risk management techniques.

     The Adviser has an unusual corporate culture with a high-energy, enjoyable, and cost-conscious atmosphere where all staff members are viewed as partners. Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner. The firm ascribes to four business values: integrity, investment performance, cost efficiency and service.

CODE OF ETHICS

     Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Neither Bridgeway Funds nor the Adviser:

-    takes part in directed brokerage arrangements,

-    pays soft dollar commissions,

-    has a brokerage relationship with any affiliated organization, or

-    invests in tobacco companies.

     Fund managers are encouraged to invest in shares of the Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Funds and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

     Copies of the Code of Ethics may be obtained from our web address www.bridgeway.com/MIethics.asp. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Capital Management.

                                   TRANSLATION

                  What's the Big Deal About the Code of Ethics?

     We take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between Bridgeway Funds and the Adviser. We try to ensure that the interests of the Adviser are aligned with those of the shareholders.

NET ASSET VALUE (NAV)

     The net asset value per share of each Fund is the value of the Fund's investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. The value of the Fund's securities is determined by the market value of these securities.

     Because the Funds charge no sales loads, the price you pay for shares is the Fund's net asset value ("NAV"). The Funds are open for business every day the New York Stock Exchange ("NYSE") is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the Funds use prices based on the 4:00 p.m. Eastern time NYSE close. Mutual fund marketplaces and members of the National Securities Clearing Corporation ("NSCC") may have an earlier cut-off time for pricing your transaction.

     Foreign markets may be open on days when US. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

RULE 12B-1 AND SHAREHOLDER SERVICES FEES

     On October 15, 1996 the Bridgeway Funds shareholders approved a 12b-1 Plan for distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to reimburse the Funds for all distribution costs. The plan has been reapproved each year by the Independent Directors of the Bridgeway Funds in a meeting held in person. The class of shares covered in this original 12b-1 Plan has been designated "Class N," and will continue its no-fee status. Any future change in this no-fee status would take a vote of shareholders.

     On October 22, 2003, the shareholders approved an amendment to the 12b-1 plan that permits Bridgeway Funds to add additional classes of shares with a maximum 0.25% 12b-1 fee, which is paid by the shareholders of that share class. Because the fees on Class R shares are paid out of the Fund's assets on an on-going basis, over time they will increase the costs of that investment and will likely cost more than Class N shares. The primary purpose of this new class of shares is to allow continued access to some Bridgeway Funds at marketplaces that are beginning to charge new fees, increase their fees, or restrict access by discontinuing "transaction fee" services. Thus, the existence of class R shares should give broader access to our Funds, while protecting the lower costs associated with the class N shares.

HOW TO PURCHASE AND REDEEM SHARES - FROM FUND MARKETPLACES

     Shareholders may purchase and redeem Bridgeway Funds through most mutual fund marketplaces. Low-cost marketplaces offer shares of the Funds with no transaction fee, although they may charge a maintenance fee for accounts with low balances. Other marketplaces, brokers and members of the NSCC charge transaction fees ranging from $18 to $200 to cover operational costs. These fees vary and do change. A list of marketplaces where you can buy shares of the Fund can be found at www.bridgeway.com under "How to Buy Shares." Many Bridgeway Funds investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. In some cases, you can complete an application at the marketplace website and transfer cash from your bank account for your initial investment on the same day.

     Class N shares with no 12b-1 fee are available at marketplaces that provide a low-cost service alternative for the Funds. Class R shares are sold through full-service marketplaces and some retirement plans. Class R 12b-1 fees cover charges to the Funds for accessing these distribution channels. Because the 12b-1 fees on Class R shares are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than the Class N shares.

     The minimum initial investment in any Fund is $2,000, although some marketplaces may require higher initial investment amounts. The minimum subsequent investment is the amount required by the marketplace.

HOW TO PURCHASE AND REDEEM SHARES - DIRECTLY FROM THE FUNDS

     BUYING SHARES

     You can purchase shares directly from the Fund by either completing an application on line at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website or by calling 1-800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for example, money order, cashier's check, bank draft, traveler's check or credit card check.)

     Checks. Checks must be made payable to "Bridgeway Funds."

     Automated Clearing House ("ACH"). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount.

     Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Funds. Your financial institution may charge a fee for this service.

     ACCOUNT REQUIREMENTS

         TYPE OF ACCOUNT                          REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP      -  Instructions must be signed by all
AND JOINT ACCOUNTS.                     persons exactly as their names appear
                                        on the account.
Individual accounts are owned by
one person, as are sole
proprietorship accounts.  Joint
accounts have two or more
owners (tenants).

GIFTS OR TRANSFERS TO A MINOR        -  Depending on state laws, you can set
(UGMA, UTMA)                            up a custodial account under the
                                        UGMA or the UTMA.

These custodial accounts provide     -  The custodian must sign instructions
a way to give money to a child          in a manner indicating custodial
and obtain tax benefits.                capacity.

BUSINESS ENTITIES                    -  Submit a secretary's (or similar)
                                        certificate covering incumbency and
                                        authority.

TRUSTS                               -  The trust must be established before an
                                        account can be opened.

                                     -  Provide the first and signature pages
                                        from the trust document identifying the
                                        trustees.

     Shareholders of new accounts opened directly with Bridgeway after January 1, 2004 will be charged an annual account maintenance fee of $15.00 on June 30th of each year. We encourage our direct shareholders to help us keep costs low by electing to receive documents from the Funds electronically.

     INVESTMENT PROCEDURES

       HOW TO OPEN AN ACCOUNT                HOW TO ADD TO YOUR ACCOUNT

BY CHECK                                 BY CHECK

-   Obtain an application by mail, fax   -   Complete an investment slip
    or from our website.                     from a confirmation statement
                                             or write us a letter.
-   Complete the application and any
    other required documentation.        -   Write your account number
                                             and Fund on your check
-   Mail your application and any other
    documents and your check.            -   Mail the slip or letter and
                                             your check.

BY WIRE                                  BY WIRE

-   Obtain an application by mail, fax   -   Call us to notify us of your
    or from our website.                     incoming wire.

-   Complete the application and any     -   Instruct your bank to wire
    other required documentation.            your money to us.

-   Call us to fax the completed
    application and documentation.
    We will open the account and
    assign an account number.

-   Instruct your bank to wire your
    money to us.

-   Mail us your original application
    and any other documentation.

BY AUTOMATIC MONTHLY ACH PAYMENT         BY AUTOMATIC MONTHLY ACH PAYMENT

-   Obtain an application by mail, fax
    or from our website.                 -   Your automatic monthly
                                             investments will continue until
-   Complete the application and any         you call to request that they
    other required documentation.            stop.

-   Call us to fax the completed
    application and documentation.
    We will open the account and
    assign an account number.

-   Mail us your original application
    and any other documentation.

-   We will electronically debit your
    purchase each month from your
    selected financial institution
    account.

     CANCELED OR FAILED PAYMENTS

     The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

     SELLING SHARES

     The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

     HOW TO SELL SHARES FROM YOUR ACCOUNT

     BY MAIL:

     -    Prepare a written request including:

          -    Your name(s) and signature(s)

          -    Your account number

          -    The Fund name

          -    The dollar amount or number of shares you want to sell

          -    How to send your proceeds (by check or wire)

     -    Obtain a signature guarantee (See "Signature Guarantee Requirements")

     -    Obtain other documentation (See "Signature Guarantee Requirements")

     -    Mail your request and documentation

     BY WIRE:

     - Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more

     - Call us with your request (unless you declined telephone privileges on your account application) (See "By Telephone") or

     -    Mail us your request (See "By Mail")

     BY TELEPHONE:

     - Call us with your request (unless you declined telephone privileges on your account application)

     -    Provide the following information:

          -    Your account number

          -    Exact name(s) in which the account is registered

          -    Additional form of identification

     -    Your proceeds will be

          -    Mailed to you or

          - Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")

     TELEPHONE REDEMPTION PRIVILEGES

     You may redeem your shares by telephone unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

     WIRE REDEMPTIONS

     You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

     SIGNATURE GUARANTEE REQUIREMENTS

     To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Funds and the Transfer Agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

     -    Written requests to redeem $100,000 or more

     -    Changes to a shareholder's record name

     - Redemption from an account for which the address or account registration has changed within the last 30 days

     - Sending redemption and distribution proceeds to any person, address or financial institution account not on record

     - Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

     - Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

     The Funds and the Transfer Agent reserve the right to require a signature guarantee(s) on all redemptions.

     EXCHANGE PRIVILEGES

     You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone, at our website, or in writing. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts. Because exchanges are treated as a sale and purchase, they may have tax consequences.

     You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges and we strongly discourage short-term trading. You may exchange your shares by mail, at our website or by telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

     HOW TO EXCHANGE SHARES FROM YOUR ACCOUNT

     BY MAIL:

     -    Prepare a written request including:

          -    Your name(s) and signature(s)

          -    Your account number

          -    The Fund names you are exchanging

          - The dollar amount or number of shares you want to sell (and exchange)

          -    How to send your proceeds (by check or wire)

     - If opening a new account, complete an account application if you are requesting different shareholder privileges

     -    Mail your request and documentation

     BY TELEPHONE:

     - Call us with your request (unless you declined telephone authorization privileges on your account application)

     -    Provide the following information:

          -    Your account number

          -    Exact name(s) in which the account is registered

          -    Additional form of identification

     RETIREMENT ACCOUNTS

     The Funds offer IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

TAX-SHELTERED RETIREMENT PLANS

     Shares of the Funds may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds declare dividends from net investment income and distributions from net capital gains annually and pay any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Funds will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

     HOW DISTRIBUTIONS ARE TAXED

     The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the Funds.

     Except for retirement accounts such as IRA, Keogh, and other tax-advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

     Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

     HOW TRANSACTIONS ARE TAXED

     When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Funds, usually have tax consequences. Tax-advantaged retirement accounts will not be affected.

     TAXES WITHHELD

     By law, the Funds must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Funds to do so.

INVESTMENT TECHNIQUES

     The following table facilitates a comparison of investment techniques which may be used by each Fund.

                      Aggressive   Aggressive   Ultra-Small   Ultra-Small     Micro-Cap  Small-Cap   Small-   Large-Cap
                      Investors 1  Investors 2    Company    Company Market    Limited    Growth    CapValue    Growth
-------------------------------------------------------------------------------------------------------------------------
Borrowing                 Yes          Yes          No             No             No         No        No         No
 (leveraging)(1)
Hedging                   Yes          Yes          No             No             No         No        No         No
Options (stock index)     Yes          Yes          No             No             No         No        No         No
Futures (stock index)     Yes          Yes         (2)            (2)            (2)        (2)        (2)       (2)
Options (other)           Yes          Yes         Yes            Yes            Yes        Yes        Yes       Yes
Futures (other)           Yes          Yes         Yes            Yes            Yes        Yes        Yes       Yes
Covered Calls             Yes          Yes          No             No             No         No        No         No
Secured Puts              Yes          Yes          No             No             No         No        No         No
Short sales               Yes          Yes          No             No             No         No        No         No
Warrants                  Yes          Yes          No             No             No         No        No         No
Foreign companies/        Yes          Yes         Yes             No            Yes        Yes        Yes       Yes
ADRs

Closed-end investment     Yes          Yes          No             No             No         No        No         No
companies
Lending (4)               Yes          Yes         Yes            Yes            Yes        Yes        Yes       Yes
High turnover             Yes          Yes         Yes             No            Yes         No        No         No
Short-term trading        Yes          Yes         Yes             No            Yes        Yes        Yes       Yes

                                        Blue Chip
                        Large-CapValue  35 Index   Balanced
-----------------------------------------------------------
Borrowing                     No           (3)        No
 (leveraging)(1)
Hedging                       No            No       Yes
Options (stock index)         No            No       Yes
Futures (stock index)        (2)            No       Yes
Options (other)              Yes           Yes       Yes
Futures (other)              Yes           Yes       Yes
Covered Calls                 No            No       Yes
Secured Puts                  No            No       Yes
Short sales                   No           (3)       Yes
Warrants                      No            No       Yes
Foreign companies/           Yes            No       Yes
ADRs

Closed-end investment         No            No        No
companies
Lending (4)                  Yes           Yes       Yes
High turnover                 No            No       Yes
Short-term trading           Yes            No       Yes

(1) Any Fund may borrow on a temporary short-term basis, for example in order to meet a redemption request, from a bank or other Bridgeway Fund.

(2) These Funds may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of Fund net assets will be at risk in this limited use of stock index futures.

(3) The Blue Chip 35 Index Fund will only borrow on a temporary basis for the purpose of selling short "against the box."

(4) All funds may lend their securities to third parties and may lend cash to other Bridgeway Funds on a short term basis.

TAX EFFICIENCY

     The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

     An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through June 30, 2003. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 35% for income, 35% for short-term capital gains, and 15% for long-term capital gains (securities held for more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes an individual would pay if they sold their shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of Bridgeway Funds' fiscal year, June 30, 2003.

                         BRIDGEWAY FUNDS TAX EFFICIENCY

     Bridgeway Funds pays attention to taxes in all its Funds. However, the active management style of Ultra-Small Company, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited and Balanced make these Funds less tax-efficient than Blue Chip 35 Index and Ultra-Small Company Market. Blue Chip 35 Index and Ultra-Small Company Market have been extremely tax efficient, even among index funds.

     Neither the Blue Chip 35 Index Fund nor the Ultra-Small Company Market Fund has distributed capital gains in the six years since inception; we expect none in the seventh year. However, these Funds do distribute taxable dividend income.

                                                % Tax               % Tax
                                            Efficiency for      Efficiency for
Fund                                          Shares Held         Shares Sold
----                                          -----------         -----------
Aggressive Investors 1                           88.7%              79.9%
Aggressive Investors 2                          100.0%              99.6%
Ultra-Small Company                              84.9%              75.8%
Ultra-Small Company Market                       99.7%              91.6%
Micro-Cap Limited                                95.2%              87.7%
Small-Cap Growth                                  New                New
Small-Cap Value                                   New                New
Large-Cap Growth                                  New                New
Large-Cap Value                                   New                New
Blue Chip 35 Index                               98.0%              95.1%
Balanced                                         99.7%              99.3%

PRIVACY POLICY

     As the Investment Adviser for Bridgeway Funds, Inc., Bridgeway Capital Management, Inc. invests the assets of the Funds and manages their day-to-day business. On behalf of the Bridgeway Funds, Bridgeway Capital Management makes the following assurance of your privacy.

     BRIDGEWAY'S COMMITMENT TO YOU

     We work hard to respect the privacy of your personal and financial data.

     NOT USING YOUR PERSONAL DATA FOR OUR FINANCIAL GAIN

     Bridgeway Capital Management has never sold shareholder information to any other party, nor have we exchanged such data with any other organization. Moreover, we have no plans to do so in the future. Our policy of not selling your data is an extension of our corporate values, explained in detail in our Mission Statement and Code of Ethics.

     HOW WE USE YOUR PERSONAL AND FINANCIAL DATA

     We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

     THE INFORMATION WE COLLECT ABOUT YOU

     You typically provide personal information when you complete a Bridgeway Funds account application or when you request a transaction that involves your Fund, either directly or through a fund supermarket. This information may include your:

     -    Name, address and phone numbers,

     -    Social security or taxpayer identification number,

     -    Birth date and beneficiary information (for IRA applications),

     -    Basic trust document information (for trusts only),

     -    Account balance, and

     -    Investment activity .

     HOW WE PROTECT YOUR PERSONAL INFORMATION

     As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to complete transactions at your request, or to make you aware of related financial products that we offer. Your information may be used:

     - To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway Funds, we will need to provide certain information about you to that company to complete the transaction.

     - In certain instances, we may contract with nonaffiliated companies to perform services for us, such as duplicating and distributing shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. And, we require these third parties to treat your private information with the same high degree of confidentiality.

     - Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

     HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

     We restrict access to your information to members of Bridgeway Capital Management staff who need to know the information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your personal information.

     FUND MARKETPLACES OR OTHER BROKERAGE FIRMS

     Most Bridgeway Funds shareholders purchase their shares through fund marketplaces. Please contact those firms for their own policies with respect to privacy issues.

     WHAT YOU CAN DO

     For your protection, we recommend that you do not provide your account information, user name or password to anyone except a Bridgeway Capital Management staff member as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

     WE KEEP YOU INFORMED

     As required by federal law, we notify shareholders of our privacy policy annually. We reserve the right to modify our policy at any time.

                                     NOTES

                                     NOTES

FOR MORE INFORMATION

     Bridgeway Funds' STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, Inc. It is "the fine print," and is incorporated here by reference.

     SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about the Adviser's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the Fund did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

     Other documents, for example the CODE OF ETHICS, are also available.

     TO CONTACT BRIDGEWAY FUNDS FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

     -    Consult our website: www.bridgeway.com

     -    E-mail us at: funds@bridgewayfund.com

     -    Write to us: Bridgeway Funds, Inc.

     -    PO Box 446
          Portland, ME 04112
          Call us at: 800-661-3550, or in Houston at 713-661-3500.

     -    INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

     You can review and copy information about our Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-942-8090. Reports and other information about the Funds is also available on the SEC's website at www.sec.gov/cgi-bin/srch-edgar?text=bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

     Bridgeway Funds' Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC.                        INDEPENDENT ACCOUNTANTS
5615 KIRBY DRIVE, SUITE 518                  PRICEWATERHOUSECOOPERS LLP
HOUSTON, TX 77005-2448                       1201 LOUISIANA STREET, SUITE 2900
713 661-3500  800 661-3550                   HOUSTON, TX 77002

CUSTODIAN                                    TRANSFER AGENT
US BANK NA                                   FORUM SHAREHOLDER SERVICES, LLC
425 WALNUT ST, 6TH FLOOR                     P.O. BOX 446
CINCINNATI, OH 45202                         PORTLAND, ME 04112

                              BRIDGEWAY FUNDS, INC.

                      Statement of Additional Information

                             Dated October 31, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of Bridgeway Funds, Inc. ("Bridgeway Funds"), dated October 31, 2003, which incorporates this document by reference. Each fund's audited financial statements, included in its most recent annual report to shareholders, are expressly incorporated by reference and made a part of this SAI. Bridgeway Funds has eleven portfolios (hereinafter "Funds"). All eleven Funds, listed below, are discussed in the Prospectus and the SAI.

         1.   Aggressive Investors 1 Fund

         2.   Aggressive Investors 2 Fund

         3.   Ultra-Small Company Fund

         4.   Ultra-Small Company Market Fund

         5.   Micro-Cap Limited Fund

         6.   Small-Cap Growth Fund

         7.   Small-Cap Value Fund

         8.   Large-Cap Growth Fund

         9.   Large-Cap Value Fund

         10.  Blue Chip 35 Index Fund

         11.  Balanced Fund

A copy of the Prospectus may be obtained directly from Bridgeway Funds, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgewayfund.com.

                                TABLE OF CONTENTS

                                                                      Cross-reference
                                                                       to page in the
                                                  Page                   Prospectus
Investment Objectives                               2     3, 7, 12, 17, 22, 27, 30, 33, 36, 39, 44
Investment Strategies                               3     3, 7, 12, 17, 22, 27, 30, 33, 36, 39, 44
Risk Factors                                        5     3, 8, 13, 18, 23, 28, 31, 34, 37, 40, 46
Investment Policies and Restrictions               10                        60
U.S. Government Securities                         12                        -
Foreign Securities                                 12                        60
Closed-End Funds                                   12                        60
Management of Bridgeway Funds                      12                        51
Approval of Management Agreements                  14                        -
Fund Transactions and Brokerage                    28                        -
Security Selection Process                         29                        -
Disclaimer-Center  for  Research  in  Security
Prices                                             29                        -
Allocation of Trades to Clients                    30                        -
Net Asset Value                                    30                        54
Redemption in Kind                                 31                        56
Taxation                                           31                        58
Dividends and Distributions                        32                        58
Performance Information                            32         4, 5, 9, 14, 19, 24, 41, 47, 50
General Information                                34                        -
Financial Statements                               34                        -

HISTORY OF BRIDGEWAY FUNDS

Bridgeway Funds, Inc. is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of Bridgeway Funds approved formally changing the Corporation's name to Bridgeway Funds, Inc. on June 25, 2003. Bridgeway Funds was organized as a diversified, open-end, series fund. Funds were added to the series in the following order:

              FUND                    INCEPTION DATE             COMMENTS
---------------------------------------------------------------------------------
Aggressive Investors 1 Fund           August 5, 1994     Closed to new investors

Aggressive Investors 2 Fund          October 31, 2001

Ultra-Small Company Fund              August 5, 1994     Closed to all investors

Ultra-Small Company Market Fund(1)    July 31, 1997     Temporarily closed to new
                                                          investors on 8/15/2003

Micro-Cap Limited Fund                June 30, 1998      Closed to all investors

Small-Cap Growth Fund                October 31, 2003

Small-Cap Value Fund                 October 31, 2003

Large-Cap Growth Fund                October 31, 2003

Large-Cap Value Fund                 October 31, 2003

Blue Chip 35 Index Fund(2)            July 31, 1997

Balanced Fund                         June 30, 2001

(1) Formerly Ultra-Small Company Tax Advantage Fund. The Board approved the name change on June 25, 2003.

(2) Formerly Ultra-Large 35 Index Fund. The Board approved the name change on June 25, 2003.

INVESTMENT OBJECTIVES

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

The Aggressive Investors 1 and Aggressive Investors 2 Funds have as their investment objective to exceed stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The Standard and Poor's 500 Composite Stock Index, with dividends reinvested (the "S & P 500 Index") serves as a proxy for "stock market" in this objective.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, MICRO-CAP LIMITED, SMALL-CAP GROWTH, SMALL-CAP VALUE, AND LARGE-CAP GROWTH

The investment objective of the Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds is to provide long-term total return of capital, primarily through capital appreciation.

LARGE-CAP VALUE AND BLUE CHIP 35 INDEX

The investment objective of the Large-Cap Value and Blue Chip 35 Index Funds is to provide long-term total return of capital, primarily through capital appreciation, and some income.

BALANCED

The investment objective of the Balanced Fund is to provide a high current return with short-term risk less than or equal to 40% of the stock market.

GENERAL

There can be no assurance that any of the Funds will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management, Bridgeway Funds' Adviser (the "Adviser"), in the actively managed Funds, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in "tax management" of each Fund when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Fund turnover. The active management style of Ultra-Small Company, Aggressive Investors 1 and 2, Micro-Cap Limited and Balanced make these Funds less tax-efficient than Ultra-Small Company Market and Blue Chip 35 Index. Blue-Chip 35 Index and Ultra-Small Company Market have been extremely tax efficient, even among other index funds. The Adviser anticipates using similar tax management in the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Fund and for more details.

INVESTMENT STRATEGIES

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

Aggressive Investors 1 and Aggressive Investors 2 may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Funds will invest 100% of their net assets in common stock. The Funds' exposure to market risk will vary over time. Using hedging strategies, their exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by each Fund's estimated beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the Fund. "Negative correlation to the market" means that if the market goes up, the value of the Fund goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the Fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of Aggressive Investors 1 or Aggressive Investors 2 net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required for establishing such positions in any one commodity may not exceed 2% of a Fund's net assets. Subject to these two limiting constraints and applicable laws, these Funds may invest in commodity futures and options for the purpose of diversification in line with the stated investment objective.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, MICRO-CAP LIMITED, SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, AND LARGE-CAP VALUE

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume one of these Funds were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash. In no case will the use of futures in this way exceed 35% of a Fund's total assets.

The Ultra-Small Company Fund will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only invest periodically in ultra-small companies, since the Ultra-Small Company Fund has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys, but it may do so to offset the market cap weighting of stocks that have appreciated above micro-cap size. Thus, any ultra-small stocks in the Micro-Cap Limited Fund will be counted along with micro-cap stocks for the purpose of meeting the 80% test.

SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, AND LARGE-CAP VALUE

The Adviser selects stocks within the small-cap growth, small-cap value, large-cap growth and large-cap value categories according to proprietary quantitative models. More than 80% of each Fund's net assets are invested in stocks from among those categories at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

While these four Funds are managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of this strategy through the aggressive use of tax management techniques. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. Successful application of this method results in more tax efficient funds than would otherwise be the case. Excluding turnover related to tax management, these Funds should normally have lower turnover and be more stable in composition than Bridgeway Funds' other actively-managed Funds.

The income objective of the Large-Cap Value Fund is a secondary objective achieved almost exclusively from dividends paid by Fund stocks. However, not all Large-Cap Value Fund stocks pay dividends.

BLUE CHIP 35 INDEX

The Blue Chip 35 Index Fund seeks to track the Bridgeway Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Fund and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise Bridgeway Funds' Board of Directors of proposed actions and timeframes to bring the Fund back into line with the standard.

BALANCED

The Balanced Fund will write (sell) option contracts. In return for the premium received, a covered call option writer, during the term of the option, is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Fund will also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Balanced Fund will only write secured put options in circumstances in which the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the "OCC"). When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. The Fund's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option, plus the premium received from the purchaser of the put option. However, the Fund also risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Funds appears in the Prospectus.

SECURITIES LENDING

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. The Funds will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Funds' investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period.

EXCHANGE-TRADED FUNDS

Bridgeway Funds may purchase shares of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, Bridgeway Funds may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade above or below their net asset value;
(2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ETF Fees

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and Funds pay only customary brokerage fees to buy and sell ETF shares.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, AND MICRO-CAP LIMITED

The following sections give more detailed insights into the risk and return characteristics of Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited Funds because they invest in stocks smaller than those generally available through mutual funds. The statistics discussed below are based on the historical record of these financial instruments (asset classes) and are not the record of the Funds themselves. The return numbers include reinvested interest and dividends, but do not include trading or operational costs that a mutual fund would incur. The source of this data (which is used here by permission) is the Center for Research in Security Prices ("CRSP") Cap-Based Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2003 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors typically think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than with other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in Ultra-Small Company, Ultra-Small Company Market, or Micro-Cap Limited Funds.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.

                                     Table A
      Short-term Risk Characteristics of Various Asset Classes (1926-2002)

                                                                                                  Ultra-
                                            L T Govt.   L T Corp.    Large    Small   Micro-Cap   Small
                                  T-Bills     Bonds       Bonds     Stocks   Stocks    Stocks     Stocks
Average annual return              3.7%        5.4%        5.9%      10.2%    11.0%      11.5%     13.1%
Standard deviation                 3.2%        9.4%        8.7%      20.5%    30.4%      33.2%     45.6%
Beta (U.S. large stocks)             NA          NA          NA        1.0      1.2        1.3       1.4
Worst calendar year (1926-2002)      NA       -9.2%       -8.1%     -43.3%   -58.0%     -51.9%    -55.5%
Worst calendar year (1940-2002)      NA       -9.2%       -8.1%     -26.5%   -30.9%     -38.9%    -41.9%

% of 1-year declines                 0%         27%         22%        29%      36%        36%       35%
% of 3-year declines                 0%         13%         11%        15%      17%        19%       23%
% of 5-year declines                 0%          8%          4%        11%      14%        15%       13%

Long-Term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short term have been particularly vulnerable to the effects of inflation in the long term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2002 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks excel. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance does not guarantee future results. The Adviser's overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.

                                     Table B

 Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation
                                  (1926-2002)

                                 L T Govt.   L T Corp.    Large    Small   Micro-Cap   Ultra-Small
                       T-Bills     Bonds       Bonds     Stocks   Stocks    Stocks       Stocks
Worst 16-year period    -43.9%    -49.4%      -46.5%     -14.6%    -4.2%    -16.1%       +7.8%
% 16-year declines       26.0%     42.9%       32.5%       1.3%     1.3%      1.3%        0.0%

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

Aggressive Investors 1 and Aggressive investors 2 may (1) borrow money from banks up to 50% of their net assets, and (2) purchase and sell futures and options on stock indexes, interest rate and currency instruments and individual securities, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. Aggressive Investors 1 and Aggressive Investors 2 higher turnover (more frequent trading) will expose them to increased cost and risk.

Aggressive Investors 1 and Aggressive Investors 2 may also purchase warrants, engage in short term trading, invest up to 10% of their total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest any amount less than 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 and Aggressive Investors 2 shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. Aggressive Investors 1 will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest-bearing short-term investments held by Bridgeway Funds' custodian, broker, or both.

Although the Adviser believes that the investment techniques it employs to manage risk in Aggressive Investors 1 and Aggressive Investors 2 will further the Funds' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures, bought puts on stock indexes, or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Investors 1 and Aggressive Investors 2 Funds to increase or decrease each Fund's exposure to stock market risk as indicated by statistical models. (Bridgeway Funds will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, Aggressive Investors 1 and Aggressive Investors 2 may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME) for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of each Fund's total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat, among others.

The Adviser's goal in Aggressive Investors 1 and Aggressive Investors 2 is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).

The principal reason for writing covered calls and secured puts on a securities fund is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by Aggressive Investors 1 and 2 will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes, series of options, or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity, order flow, or other unforeseen events might not, at times, render certain of the facilities of the OCC and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. At the date of the Prospectus, the only such limits that may affect the operations of Bridgeway Funds are those that limit the writing of call options on the same underlying security by an investor or such group to 75,000 options (7,500,000 shares), 60,000 options (6,000,000 shares), 31,500 options (3,150,000 shares), 22,500 options (2,250,000 shares), or 13,500 options
(1,350,000 shares) in each class, regardless of expiration date. Whether the applicable limit is 75,000, 60,000, 31,500, 22,500, or 13,500, options are determined by the most recent six-month trading volume of the underlying security. Every six months, each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may restrict the number of options that a Fund can write on a particular security.

SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, LARGE-CAP VALUE, AND BLUE CHIP 35 INDEX

Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Blue Chip 35 Index Funds may borrow from banks, but only for short term temporary purposes (for example, to meet a redemption) or for the purpose of making short sales "against the box" (short sales of securities owned). A short sale against the box would happen only in the event that redemption would otherwise cause a distribution of capital gains.

BALANCED

The Balanced Fund may invest in bonds thus exposing it to interest rate risk, credit risk, and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

The Balanced Fund may also purchase warrants, invest up to 10% of its total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest any amount less than 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Balanced Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods). No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

GENERAL

Shareholders of any Fund could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices. Collateral for securities lent will be invested in money market or short term Treasury securities.

A Fund's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for Aggressive Investors 1 and 2, Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited. The Adviser manages this risk in the following ways:

         - in Ultra-Small Company Market a 2% redemption reimbursement fee may be charged on redemptions in a down market,

         - in Aggressive Investors 1, Ultra-Small Company, and Micro-Cap Limited by its low closing commitment,

         - in Blue Chip 35 Index a 1% redemption reimbursement fee may be charged on redemptions in a down market,

         - in Ultra-Small Company Market by a 2% redemption reimbursement fee on shares held less than 6-months,

         - in all Funds by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

         - in all Funds, except Aggressive Investors 1 and 2, by limiting exposure to any one security, and

         -    in all Funds by maintaining some very liquid stocks.

FUND TURNOVER RATE CONSIDERATIONS

In Aggressive Investors 1, Aggressive Investors 2, and Balanced, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds. A 500% Fund turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year. Consequently, a Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal year ending June 30, 2003, turnover rates for Aggressive Investors 1, Aggressive Investors 2, and Balanced were 138.00%, 143.20%, and 98.20%, respectively.

INVESTMENT POLICIES AND RESTRICTIONS

Bridgeway Funds has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies for each individual Fund, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of Bridgeway Funds' outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of an investment company's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the investment company represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (2) more than 50% of the outstanding shares.

As indicated in the following list, Bridgeway Funds may not:

     1. Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of a Fund's total assets under management; except for the Balanced Fund which may not make short sales of securities or maintain short positions if such short sales or positions exceed 35% of its total assets under management.

     3. Issue senior securities, except that any Fund may borrow, on a secured or unsecured basis from banks. Aggressive Investors 1 and Aggressive Investors 2 may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Fund may borrow, on a secured or unsecured basis from banks or through the inter-fund credit facility created as part of inter-fund cash borrowing and lending agreements, up to 5% of its total assets for temporary or emergency purposes. In addition, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, and Blue Chip 35 Index may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

     4. Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, and Blue Chip 35 Index may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

     5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets. In addition, only Aggressive Investors 1 and Aggressive Investors 2 may invest in any commodity options or futures.

     6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

     7. Make loans (except for purchases of publicly traded debt securities consistent with Bridgeway Funds' investment policies and pursuant to cash borrowing and lending agreements between and among the funds whose shareholders have authorized such agreements); however, bridgeway funds may lend its funds' securities to others on a fully collateralized basis as permitted by the securities and exchange commission.

     8.  Make investments for the purpose of exercising control or management.

     9. Act as underwriter (except to the extent Bridgeway Funds may be deemed to be an underwriter in connection with the sale of securities in Bridgeway Funds' investment Fund.) This restriction in no way prevents Bridgeway Funds from acting as distributor of its own shares pursuant to the 12b-1 Plan adopted by shareholders on October 15, 1996.

     10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

     11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

Bridgeway Funds observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Bridgeway Funds may not:

     12. Purchase any security if as a result Bridgeway Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

     13. Invest in securities of any issuer if, to the knowledge of Bridgeway Funds, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of Bridgeway Funds' net assets, may be warrants which are not listed on the New York or American Stock Exchanges). However, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Blue Chip 35 Index may not purchase any warrants.

     15. Invest in oil, gas, or mineral-related programs, partnerships, or leases.

     16. Invest in securities that would cause the Blue Chip 35 Index to violate the Board approved policy to weight the Fund's sector composition within one and one-half percentage points of the sector composition of its index.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which Bridgeway Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

Any Fund may invest up to 10% of its total assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and (13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

CLOSED-END FUNDS

Any Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, Bridgeway Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT OF BRIDGEWAY FUNDS

These are the Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years.

INDEPENDENT DIRECTORS

                        Position(s)     Term of
                         Held with     Office and                                    # of Bridgeway
Name, Address(1), and    Bridgeway     Length of    Principal Occupation(s) During   Funds Overseen   Other Directorships
         Age               Funds      Time Served           Past Five Years            by Director     Held by Director
-------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell        Director       Term:       Senior Pastor of Windsor         Eleven           Continental
Age 50                                  1 Year      Village United Methodist                          Airlines,Inc.,
                                        Length:     Church, since 1982                                JP Morgan Chase
                                        2 Years                                                       Advisory Board,
                                                                                                      American Church
                                                                                                      Mortgage Company,
                                                                                                      Reliant Resources,
                                                                                                      Inc. [energy &
                                                                                                      electricity
                                                                                                      services].

Karen S. Gerstner           Director    Term:       Attorney and Partner, Davis      Eleven           None
Age 48                                  1 Year      Ridout, Jones and Gerstner
                                        Length:     LLP, 1/1999 to present.
                                        9 Years     Attorney and Partner, Dinkins,
                                                    Kelly, Lenox, Gerstner & Lamb,
                                                    LLP, 1/1/1988 - 11/1998

Miles Douglas Harper, III   Director    Term:       Partner, 10/1998 to present      Eleven           Calvert Large-Cap
Age 41                                  1 Year      Gainer, Donnelly, Desroches,                      Growth Fund (2)
                                        Length:     LLP                                               (1 Portfolio)
                                        9 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                             Position                                                        Number of
                            Held with    Term of Office                                      Bridgeway
Name, Address(1), and Age   Bridgeway    and Length of    Principal Occupation(s) During   Funds Overseen   Other Directorships
                              Funds       Time Served             Past Five Years            by Director     Held by Director
-------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery (3)  President      Term:           President, Bridgeway Funds,      Eleven           None
Age 48                     and            1 Year          11/1993 - Present. President,
                           Director       Length:         Bridgeway Capital Management,
                                          10 Years        Inc., 7/1993-present.

Michael D. Mulcahy (4)     Director       Term: 1 year    Director and Staff Member,       Eleven           None
Age 40                                    Length:         Bridgeway Capital Management,
                                          10/01/2003 to   Inc., 12/2002 - present. Vice
                                          present         President, Hewlett Packard,
                                                          1/2001-12/20002. Executive
                                                          Vice President, Artios, Inc.
                                                          [Internet Co.], 10/1998 -
                                                          1/2001.

Joanna Barnhill            Secretary      Term: 1 year    Staff Member, Bridgeway
Age 53                                    Length:         Capital Management, Inc.
                                          11/22/1993 to   since 1993
                                          present

Glen Feagins               Treasurer      Term: 1 year    Staff member, Bridgeway
Age 57                                    Length:         Capital Management, Inc.
                                          10/23/1996 to   since 1995
                                          present

(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3) John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc. and therefore an interested person of Bridgeway Funds.

(4) Michael Mulcahy is a director and employee of Bridgeway Capital Management, Inc. and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Kirbyjon Caldwell, Karen S. Gerstner, and Miles Douglas Harper, III (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met once in fiscal year 2003, on December 2, 2002.

                        Dollar Range of Equity Securities in Bridgeway Funds as of 6/30/2003

                                                                                                                 Ultra-Small
                                                                                                                Company Market
Name of Director               Aggressive Investors 1    Aggressive Investors 2     Ultra-Small Company Fund         Fund
----------------               ----------------------    ----------------------     ------------------------    --------------
Kirbyjon Caldwell              $10,001 - $50,000            $10,001 - $50,000           $10,001 - $50,000            None
Karen Gerstner                   Over $100,000                    None                    Over $100,000              None
Miles Douglas Harper, III        $1 - $10,000                     None                 $50,001 - $100,000            None
John N.R. Montgomery             Over $100,000                    None                    Over $100,000              None
Michael D. Mulcahy               Over $100,000             $50,001 - $100,000             Over $100,000              None


                      Dollar Range of Equity Securities in Bridgeway Funds as of 6/30/2003
--------------------------------------------------------------------------------------------------------------------------------
Name of Director            Micro-Cap Limited Fund     Small - Cap Growth Fund    Small-Cap Value Fund     Large-Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell            $10,001 - $50,000                  None                     None                     None
--------------------------------------------------------------------------------------------------------------------------------
Karen Gerstner                      None                        None                     None                     None
--------------------------------------------------------------------------------------------------------------------------------
Miles Douglas Harper, III           None                        None                     None                     None
--------------------------------------------------------------------------------------------------------------------------------
John N.R. Montgomery         $10,001 - $50,000                  None                     None                     None
--------------------------------------------------------------------------------------------------------------------------------
Michael D. Mulcahy           $10,001 - $50,000                                           None                     None
--------------------------------------------------------------------------------------------------------------------------------


                       Dollar Range of equity Securities in Bridgeway Funds as of 6/30/2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Aggregate Dollar Range of Equity
                                                                                                     Securities in All Registered
                                                                                                   Investment Companies Overseen by
                                                                                                              Director in
                                                             Blue Chip 35                           Family of Investment Companies
Name of Director                  Large-Cap Value Fund        Index Fund           Balanced Fund            as of 6/30/2003
------------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell                         None                   None            $0 - $10,000                Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Karen Gerstner                            None              Over $100,000            None                    Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Miles Douglas Harper, III                 None                   None                None                 $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
John N.R. Montgomery                      None                   None         $10,001 - $50,000              Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Michael D. Mulcahy                        None                   None                None                    Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF MANAGEMENT AGREEMENTS

In approving the management agreements, at the June, 25th, 2003 meeting called specifically to approve the Management Agreements with the Adviser, Bridgeway Funds' Board of Directors considered on a fund-by-fund basis the following factors: The nature and quality of the services provided by the adviser; the adviser's personnel and operations; the adviser's financial condition; the level and method of computing each fund's management fee; comparative performance, fee and expense information for each of the funds; any direct and indirect benefits derived by the adviser from the relationship with the funds, such as the contribution of management fee to the adviser's profitability and thereby its charitable giving program; the effect of each fund's growth and size on the fund's performance and expenses; any possible conflicts of interest; and the overall profitability of the management fee to the adviser.

COMPENSATION

Bridgeway Funds pays an annual retainer of $4,000 and fees of $1,500 per meeting to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 2003, Bridgeway Funds paid the following compensation:

                                               Pension or Retirement
                                  Aggregate     Benefits Accrued as
                                Compensation          Part of                                   Total Compensation from
                               from Bridgeway     Bridgeway Funds         Estimated Annual      Bridgeway Funds Paid to
  Name of Person, Position          Funds           Expenses (3)      Benefits Upon Retirement         Directors
-----------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell (1)           $   9,000.00       $           0                $  0                  $  9,000.00
Karen Gerstner (1)              $  11,000.00       $           0                $  0                  $ 11,000.00
Miles Douglas Harper, III (1)   $  11,000.00       $           0                $  0                  $ 11,000.00
John N.R. Montgomery (1,2)      $          0       $           0                $  0                  $         0
David Arnold (2)                $  53,467.63       $   11,772.35                 N/A                      N/A
Joanna Barnhill (2)             $  54,387.03       $   15,781.76                 N/A                      N/A
Glen Feagins (2)                $ 181,621.83       $   25,591.11                 N/A                      N/A
Monika Henderson (2)            $  49,726.74       $   10,279.34                 N/A                      N/A
Curt Wegenhoft (2)              $  97,338.14       $   17,211.97                 N/A                      N/A

(1) Directors of Bridgeway Funds. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.

(2) Affiliated persons.

(3) Retirement benefits are contributed by Bridgeway Funds to individual SEP IRAs and the Bridgeway Capital Management Employee Stock Ownership Plan on behalf of the affiliated persons listed above.

CODE OF ETHICS

Bridgeway Funds, Inc., and Bridgeway Capital Management, Inc. have adopted a Code of Ethics (the "Code") pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code is designed to minimize conflicts of interest and therefore prohibits Bridgeway Funds and the Adviser from accepting soft dollar commissions in transactions with brokers.

The Code requires the monitoring of activities of Fund managers trading stocks, which their Funds also hold, for their own portfolios. Fund managers are prohibited from purchasing stocks which may potentially be held by their Funds. However, any Adviser staff member may own shares of any mutual fund and remain in compliance with the Code. With special pre-clearance from a Fund manager and the Compliance Officer (who administers the Code), Adviser staff who are not Fund managers may hold shares of other securities which are potential investments of a Bridgeway Fund.

The Code also contains restrictions on use of material information.

In addition to the stringent Code of Ethics described on page 55 of the Prospectus, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

         OUR MISSION is to:

           -    support charitable services,

           -    nurture educational services,

           -    improve the quality of community life, and

           -    oppose and alleviate the effects of genocide and oppression.

         OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

           -    uphold the highest standards of INTEGRITY,

           - maintain a long-term risk-adjusted investment PERFORMANCE RECORD in the top 5% of investment advisers, (1)

           -    achieve a superior (efficient) COST structure, and

           -    provide friendly, quality SERVICE.

         OUR GREATEST RESOURCE is people. Recognizing this, we strive to:

           -    create a positive, fun, and challenging atmosphere,

           -    provide fair compensation with performance,

           -    give regular peer feedback,

           -    invest generously in hiring and training, and

           -    value the family.

(1) Past performance does not guarantee future returns. However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations. To maximize this objective, the Adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee. The Adviser believes these policies should also contribute to lowering Bridgeway Funds' expense ratios as assets grow.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of Bridgeway Funds in certain circumstances as described in its Prospectus under "How to Redeem Shares." All Bridgeway Funds shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under Bridgeway Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of Bridgeway Funds' outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of Bridgeway Funds on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of Bridgeway Funds' assets after all debts and expenses have been paid. Shares of Bridgeway Funds do not have cumulative voting rights for the election of Directors. Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value each offer two separate classes of shares: Class N and Class R. Each Class represents interests in the same portfolio of investments but, as further described in this SAI, each Class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of June 30, 2003, are listed in the table on page 16, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.

                                                                              Ultra-    Ultra-               Micro-
                                                 Aggressive     Aggressive     Small     Small    Blue Chip    Cap
           Name                  Address        Investors 1    Investors 2    Company  Co Market  35 Index   Limited  Balanced
------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.  101 Montgomery          23.8%          13.6%                 30.4%      25.5%               38.6
Special Custody Account     Street
for the Benefit of          San Francisco,
Customers                   CA  94101
(incorporated in the
state of Delaware)

Bridgeway Capital           5615 Kirby Drive                                                                            11.6%
Management, Inc.            Suite 518
                            Houston, TX 77005

Eternity LTD.               P O Box N-7776                                                                              24.6%
                            Nassau, Bahamas

National Financial          P O Box 2226            20.8%          17.5%       10.5%     22.3%      18.5%      9.4%      6.5%
Services, Corp.             New York, NY 10281

National Investors          55 Water Street          7.1%           6.6%                 15.3%      11.3%      8.6%
Services Inc.               32nd Floor
                            New York, NY
                            10041-3299

Simons Rock College of      84 Alford Road                                                                              13.0%
Bard                        Gt Barrington,
                            MA 01230

FTC & Co.                   P.O. Box 173736                        12.1%
                            Denver, CO
                            80217-3736

All Officers/Directors                               0.2%           0.2%        1.1%      0.0%       3.0%      0.1%      1.7%

* As of 10/31/2003 Bridgeway Capital Management, Inc owns 100% of the Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management, Inc. is a Texas corporation organized in July 1993 to act as Adviser to Bridgeway Funds and is controlled by John N. R. Montgomery and his family. John is also the President of Bridgeway Funds and the named Fund manager on ten Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Richard P. (Dick) Cancelmo, Jr. is responsible for managing the assets of the Balanced Fund and selecting the securities that the Fund will purchase and sell. He is a graduate of Washington and Lee University. Dick has been with the Adviser since March of 2000 and also manages the equity trading desk at Bridgeway Capital Management. From 1996 to 2000, he was Portfolio Manager of West University Fund, Inc. and President of Cancelmo Capital Management, Inc., a Houston-based investment adviser. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on its option trading desk and for Paine Webber, Inc.

Subject to the supervision of the Board of Directors, investment advisory, management, and administration services are provided by Bridgeway Capital Management to Bridgeway Funds pursuant to Management Agreements approved on the following dates:

                                        Date of Approval of
          FUND                          Management Agreement
------------------------------------------------------------
Aggressive Investors 1                       10/01/2003
Aggressive Investors 2                       10/01/2003
Ultra-Small Company                          10/01/2003
Ultra-Small Company Market                   10/01/2003
Micro-Cap Limited                            10/01/2003
Small-Cap Growth                              6/25/2003
Small-Cap Value                               6/25/2003
Large-Cap Growth                              6/25/2003
Large-Cap Value                               6/25/2003
Blue-Chip 35 Index                           10/01/2003
Balanced                                     10/01/2003

All Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days written notice to the Adviser. The Adviser also may terminate any Agreement on 90 days written notice to Bridgeway Funds. All Agreements terminate automatically upon assignment (as defined in the 1940 Act).

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

            FUND                Class N     Class R
---------------------------------------------------
Aggressive Investors 1           2.00%
Aggressive Investors 2           1.90%
Ultra-Small Company              2.00%
Ultra-Small Company Market       0.75%
Micro-Cap Limited                1.90%
Small-Cap Growth                 0.94%       1.19%
Small-Cap Value                  0.94%       1.19%
Large-Cap Growth                 0.84%       1.09%
Large-Cap Value                  0.84%       1.09%
Blue Chip 35 Index               0.15%
Balanced                         0.94%

Under the Management Agreements, the Adviser provides a continuous investment program for Bridgeway Funds by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of Bridgeway Funds, such as corporate officers, operations, office space, equipment, and services.

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

As compensation for its services rendered, Aggressive Investors 1 and 2 will pay the Adviser a Base Advisory Fee computed daily and payable monthly at the following annual rate (the Base Advisory Fee Rate):

(1) .90% of the value of each Fund's average daily net assets during each year up to $250,000,000;

(2)      .875% of the next $250,000,000 of such assets; and

(3)      .85% of such assets over $500,000,000.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding each Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. Each Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining the Fund's daily net asset value. For any period less than a full month during which the Agreement is in effect, the Base Advisory Fee will be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period consists of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading. For example, on February 15, 2003, the relevant five-year period is from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate

The Performance Adjustment Rate varies with each Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of each Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between a Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.70% divided by 15% = 4.67%].

For example; assume that a Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Since Aggressive Investors 2 does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

         1. From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

         2. From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The calculation for performance of the Index will be the five-year cumulative percentage increase (or decrease) in the capitalization weighted S & P 500 Index with dividends reinvested. Each Fund's performance will be the cumulative percentage increase (or decrease) in net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in each Fund's net asset value per share during such period, and (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, each Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, each Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing a Fund's daily net asset value of a share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of a Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of a Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2003, through March 31, 2003, would be 0.90% (the Base Advisory Fee Rate) plus 0.30% (the Performance Adjustment Rate) equals 1.20% (the adjusted Advisory Fee Rate).

ULTRA-SMALL COMPANY

As compensation for its services rendered, Ultra-Small Company will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) .90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)      .875% of the next $250,000,000 of such assets; and

(3)      .85% of such assets over $500,000,000,

However, during the period that Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund's total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Application of the Advisory Fee Rate

As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily. However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

ULTRA-SMALL COMPANY MARKET

As compensation for its services rendered, Ultra-Small Company Market will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Ultra-Small Company Market Fund's average daily net assets.

MICRO-CAP LIMITED

Base Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) .90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)      .875% of the next $250,000,000 of such assets; and

(3)      .85% of such assets over $500,000,000,

However, during the period that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full month.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 24.40% over the Performance Period [0.70% divided by 24.4% = 2.87%].

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.
The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets time 1.60% and the Base Advisory Fee calculated according to the Management Agreement). For example, if the Fund is at the maximum performance adjustment of .70% and has average net assets of $35 million, the Base Advisory Fee would be $495,000 and the calculated performance adjustment of $245,000 ($35,000,000 * .007) would be limited to $65,000 ($35,000,000 * .016 - $495,000).

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, and (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through March 31, 2005, would be 0.90% (the Base Advisory Fee Rate) plus 0.18% (the Performance Adjustment Rate) equals 1.08% (the adjusted Advisory Fee Rate).

SMALL-CAP GROWTH AND SMALL-CAP VALUE

General Provisions

The Funds' expenses (including the Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser, Small-Cap Growth and Small-Cap Value pay the Adviser a Base Advisory Fee computed and payable on or promptly after the last market day of each month using the following annual Base Advisory Fee Rate:
0.60% of the value of each Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding each Fund's total daily net asset values less liabilities for the month and dividing the resulting total by the number of days in the month. Each Fund's expenses and fees, including the Base advisory fee, will be accrued daily and taken into account in determining daily net asset value.

The Base Advisory Fee Rate for each Fund shall be adjusted after the close of the last business day of each quarter by adding to or subtracting from such rate, when appropriate, the applicable Performance Adjustment Rate percentage as described below. The resulting Total Advisory Fee Rate will then be applied to the average daily net assets of each Fund for the succeeding quarterly period to determine the Advisory Fee. The Advisory Fee will be paid monthly and will be one-twelfth (1/12th) of the resulting dollar amount.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, December 31) that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from Friday, December 30, 2002 through Friday, December 31, 2007.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Funds' performance compared to the performance of the Russell 2000 Growth Index (the "Index") for Small-Cap Growth and the Russell 2000 Value Index (the "Index") for Small-Cap Value, and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the difference between the performance of each Fund and that of the respective Index, except that there will be no performance adjustment if the difference between a Fund's performance and the Index's performance is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.05% divided by 15.00% = 0.33%].

For example, assume the Fund had a cumulative total return of 27.00% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.00%. Then the Performance Adjustment Rate would be 0.33 % times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.65%) and the base Advisory fee calculated according to the Management Agreement.

Calculation of Performance

The calculation for performance of each Index will be the five-year percentage increase (or decrease) in the Index with dividends reinvested. Each Fund's performance will be the percentage increase (or decrease) of its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's unit value during such period, and (2) the unit value of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Application of the Adjusted Advisory Fee Rate

Since Small-Cap Growth and Small-Cap Value do not have a five-year operating history, their Performance Adjustment Rates will be calculated as follows during the initial five-year period.

         1. From Fund inception through December 31, 2004, the Performance Adjustment Rate will not be operative. The Advisory Fee payable will be based on the Base Advisory Fee Rate only.

         2. From January 1, 2005 through December 31, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund began operations (October 31, 2003). Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended in this Agreement. The early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The performance adjustment for each performance fee period will be computed quarterly and accrued daily in the subsequent quarterly period and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment rate described above). However, expenses in excess of any maximum expense limitation assumed by the Advisor or Distributor, if any, shall not be included for the purposes of computing the daily net asset value of a Fund share.

If the Base Advisory fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of a Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of a Fund, over some period of time shorter than the Performance Period, has been ahead of that of the Index.

Continuing with the example above, the adjusted Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through December 31, 2008, would be 0.60% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.62% (the Adjusted Advisory fee Rate).

LARGE-CAP GROWTH AND LARGE-CAP VALUE

General Provisions

The Funds' expenses (including the Base Advisory Fee) will be accrued daily.

Base Advisory Fee

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser, Large-Cap Growth and Large-Cap Value pay the Adviser a Base Advisory Fee computed daily and payable on or promptly after the last market day of each month using the following annual Base Advisory Fee Rate:
0.50% of the value of each Fund's average daily net assets during such month.

For purposes of calculating each month's Base Advisory Fee, daily net asset value shall be computed by adding each Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. Each Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter that the New York Stock Exchange was open for trading. For example, on February 15, 2008, the relevant five-year period would be from Friday, December 30, 2002 through Friday, December 31, 2007.

The Performance Adjustment Rate

Each Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index (the "Index") for Large-Cap Growth and the Russell 1000 Value Index (the "Index") for Large-Cap Value and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of each Fund and that of its respective Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period [0.05% divided by 15.00% = 0.33%].

For example; assume that a Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The dollar amount of the performance adjustment is limited to the difference between the maximum Advisory Fee (average net assets times 0.55%) and the Base Advisory Fee calculated according to the Management Agreement.

Calculation of Performance

The calculation for performance of the Index will be the five-year percentage increase (or decrease) in the Index with dividends reinvested. The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period, and (2) the value per share of Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

1. From Fund inception through December 31, 2004, the Performance Adjustment Rate will not be operative. The Advisory Fee payable will be based on the Base Advisory Fee Rate only.

2. From January 1, 2005 through December 31, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund began operations (October 31, 2003). Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended in this Agreement. The early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Application of the Adjusted Advisory Fee Rate

As indicated above, the Fund's expenses (including the Base Advisory Fee) will be accrued daily. Performance adjustments will be computed quarterly and taken into account in computing the daily net asset value of a Fund share in the subsequent quarter (by adding to or subtracting from the Base Advisory Fee Rate the percentage produced from application of the Performance Adjustment Rate described above). However, expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

If the Base Advisory Fee Rate is adjusted, the resulting rate will apply only to the quarter immediately following the adjustment to determine the Advisory Fee which will be paid monthly. Therefore, an increased Advisory Fee will result even though the performance of the Fund over some period of time shorter than the Performance Period, has been behind that of the Index and, conversely, the Advisory Fee will decline in months where the performance of the Fund has been ahead of that of the Index, also over some period of time shorter than the Performance Period.

Continuing with the example above, the adjusted Advisory Fee Rate (expressed as an annualized percentage of average net assets) applied to the period of time from January 1, 2005, through December 31, 2008, would be 0.50% (the Base Advisory Fee Rate) plus 0.02% (the Performance Adjustment Rate) equals 0.52% (the adjusted Advisory Fee Rate).

BLUE CHIP 35 INDEX

As compensation for its services rendered, Blue Chip 35 Index will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Fund's average daily net assets during such month.

BALANCED

As compensation for its services rendered, Balanced will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.60% of the value of the Fund's average daily net assets during such month.

DOLLAR AMOUNTS PAID TO THE ADVISER

For the last three fiscal years ending June 30, 2003 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Funds:

                             Advisory Fee                  Waived
                                 Per         Expense      Advisory      Waived
 Portfolio by Fiscal Year     Agreement    Reimbursement    Fees    Accounting Fee
 ------------------------     ---------    -------------    ----    --------------
  Aggressive Investors 1
          6/30/03            $  3,731,211     $     0     $      0     $     0
          6/30/02            $  4,461,548     $     0     $      0     $     0
          6/30/01            $  2,225,937     $     0     $      0     $     0
 Aggressive Investors 2(1)
          6/30/03            $    107,690     $     0     $      0     $     0
          6/30/02            $     33,574     $     0     $  2,949     $     0
    Ultra-Small Company
          6/30/03            $    529,159     $     0     $      0     $     0
          6/30/02            $    505,097     $     0     $      0     $     0
          6/30/01            $    495,000     $     0     $      0     $     0
Ultra-Small Company Market
          6/30/03            $    543,140     $     0     $108,174     $     0
          6/30/02            $    190,629     $     0     $ 98,558     $     0
          6/30/01            $     25,992     $     0     $ 25,992     $18,667
     Micro-Cap Limited
          6/30/03            $    742,678     $     0     $110,507     $     0
          6/30/02            $    860,077     $     0     $ 22,644     $     0
          6/30/01            $    554,698     $     0     $ 68,717     $     0
    Blue Chip 35 Index
          6/30/03            $      4,651     $26,691     $ 27,040     $     0
          6/30/02            $      4,870     $11,735     $  4,870     $31,154
          6/30/01            $      5,397     $ 7,578     $  5,397     $23,208
        Balanced(1)
          6/30/03            $     35,605     $     0     $ 43,385     $     0
          6/30/02            $     15,310     $ 5,396     $ 15,310     $8,208

(1) Aggressive Investors 2 and Balanced were added on October 31, 2001 and June 30, 2001, respectively.

Fees earned each month were adjusted in accordance with relevant expense limitations (See page 17). The resulting net advisory fees were paid at the end of each month.

Expenses incurred in the operations of Bridgeway Funds and the offering of its shares are borne by Bridgeway Funds, unless such expense is specifically assumed by the Adviser in the Management Agreement. Expenses borne by Bridgeway Funds, in addition to the Advisory Fee include but are not limited to:

         (1) Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,

         (2) Brokers' commissions and issue and transfer taxes chargeable to Bridgeway Funds in connection with securities transactions to which a Fund is a party,

         (3) Directors' fees and expenses of Bridgeway Funds' Directors who are not interested persons of the Adviser,

         (4) Reimbursement to the Adviser for any compensation paid by the Adviser to Adviser employees who serve in the role and fulfill the function of Bridgeway Funds' Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these Bridgeway Funds functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the Bridgeway Funds President.

         (5) Charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,

         (6) Charges and expenses of the transfer agency and registrar function performed by or on behalf of Bridgeway Funds,

         (7) Taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,

         (8) Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of Bridgeway Funds with the Securities and Exchange Commission (the "SEC") and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of Bridgeway Funds,

         (9) Expenses of Directors' meetings and of preparing and printing reports to Directors and shareholders,

         (10) Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds' corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,

         (11)     Interest expense,

         (12)     Insurance expense, and

         (13)     Association membership dues.

The Adviser bears all of its costs and expenses in rendering the investment advisory services required under the Management Agreement. The Adviser also furnishes to Bridgeway Funds, at the Adviser's expense, office space in the offices of the Adviser and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds. If desired by Bridgeway Funds, the Adviser arranges for members of its organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.

The Adviser will not be liable to Bridgeway Funds for any error of judgment by the Adviser or any loss sustained by Bridgeway Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act of 1940) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

RULE 12b-1 PLAN

On October 15, 1996 Bridgeway Funds' shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund's average daily assets for sales and distribution of Bridgeway Funds shares.

In this plan, the Adviser agreed to reimburse Bridgeway Funds for all distribution costs associated with Class N shares. This plan has been re-approved each year by the Independent Directors.

On October 1, 2003, Bridgeway Funds shareholders approved modification of the 12b-1 plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus "no- or low-cost" alternatives.

Under the modified 12b-1 Plan certain Bridgeway Funds are available in two Classes, N and R.

N SHARES

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. N shares are intended as no- or low-cost distribution alternatives and are the original shares of Bridgeway Funds. Shareholders of Class N shares therefore pay no 12b-1 fees.

R SHARES

Only a select number of Bridgeway Funds have R shares. Holders of R shares pay 12b-1 fees up to 0.25%. These are shareholders who choose to purchase Bridgeway Funds through the more expensive distribution channels. 12b-1 fees on R shares are paid out of the Fund's assets on an on-going basis. As a result, these fees will increase the costs of investment over time and may ultimately cost more than N shares would have if purchased at the same time, under the same market conditions, in the same Fund.

12b-1 FEES

The 12b-1 fees pay for one or more of the following:

         1. advertising and promotion expenses of all kinds, if any, (including cooperative ads placed by brokers and dealers who might enter into written agreements with Bridgeway Funds or the Adviser in the future),

         2.       printing and mailing of shareholder letters,

         3. fulfillment expenses including the cost of printing and mailing prospectuses and sales literature to prospective shareholders of Bridgeway Funds,

         4. sales assistance payments to Forum Financial Group, relating to the sale of Bridgeway Funds shares, and

         5. for reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Bridgeway Funds shareholders who purchase and redeem their shares through such banks or other institutions.

         SERVICE                      SERVICE PROVIDER                             ADDRESS
         -------                      ----------------                             -------
Transfer Agent               Bridgeway Funds, Inc.                 5615 Kirby Drive, Ste. 518, Houston, Tx 77005
Transfer Agent(1)            Forum Financial Group                 Two Portland Square, Portland, Maine 04101
Dividend Paying Agent        Bridgeway Funds, Inc.                 5615 Kirby Drive, Ste. 518, Houston, Tx 77005
Dividend Paying Agent(2)     Forum Financial Group                 Two Portland Square, Portland, Maine 04101
Custodian                    US Bank                               425 Walnut St, Cincinnati, OH 45202
Auditor                      PricewaterhouseCoopers LLP            1201 Louisiana St, Ste 2900, Houston, Tx 77002
Fund Accounting(3)           ALPS Mutual Funds Services, Inc.      1625 Broadway, Ste. 2200, Denver CO  80202
Fund Administration(3)       ALPS Mutual Funds Services, Inc.      1625 Broadway, Ste. 2200, Denver CO  80202

(1) As of January 2, 2004 Forum Financial Group takes over as Transfer Agent for all eleven Bridgeway Funds.

(2) As of January 2, 2004 Forum Financial Group takes over as Dividend Paying Agent for all eleven Bridgeway Funds.

(3) Services currently provided for Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds only. Fund accounting and administration for other Bridgeway Funds are currently provided by Bridgeway Capital Management, Inc. on behalf of Bridgeway Funds. In February 2004 Alps Mutual Funds Services, Inc. will provide fund accounting and administration services for all eleven Bridgeway Funds.

COMPENSATION DISCLOSURE

The Adviser annually discloses the compensation of its Fund managers; John Montgomery and Richard P. Cancelmo, Jr.

John's compensation is affected by Bridgeway Funds' performance in two ways. First, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value have performance-based fees that range from 0.2% to 1.6% of net assets, depending on trailing five-year performance relative to a market benchmark. This dramatically affects the total revenues to and profits of Bridgeway Capital Management, of which John is majority shareholder. The second and more direct way that John's compensation is tied to Bridgeway Funds' performance is through his salary. Salaries for all full-time Adviser employees, including John, have a component tied to the profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Bridgeway Funds' performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 10%), investment performance (weighted 50%), efficiency (weighted 10%), service (weighted 10%), external communications (weighted 10%), and internal leadership (weighted 10%). The investment performance of Bridgeway Funds thus comprises half of the evaluation score that determines his salary.

Like John's, Dick's compensation is affected by Bridgeway Funds' performance and the Balanced Fund's in particular. In addition, all members of the Adviser's staff participate in profit-sharing and an Employee Stock Ownership Program. Performance adjustment fees on many Bridgeway Funds greatly impact the Adviser's profitability and thereby Dick's compensation through profit sharing and the Employee Stock Ownership Program. Dick further contributes to shareholder returns as head of the Adviser's trading desk.

The following amounts are taken from Bridgeway Capital Management's un-audited financial records and individual W-2 forms:

                                                           Capital
                                           SEP/IRA      Contributions/
          Name            Year   Salary  Contribution  Distribution(1),(2)
          ----            ----   ------  ------------  -------------------
John Montgomery           1993                              (211,000)
                          1994                              (217,000)
                          1995   70,284                      (10,000)
                          1996   29,833                      (12,000)
                          1997  158,041                        8,200
                          1998   93,096                            0
                          1999  224,421     13,612            32,107
                          2000  278,265     13,729           422,387
                          2001  282,701     14,135                 0
                          2002  350,785     10,000                 0
Richard P. Cancelmo, Jr.  2001  192,208      9,610                 0
                          2002  235,026     10,000                 0

     (1) John helped capitalize Bridgeway Capital Management with personal funds and a personal loan in 1993 and 1994. Distributions from 1997 through 2000 were to reimburse John for interest and principal on the personal loan amount only. The final distribution for this purpose was made in 2000.

     (2) As an "S" Corporation, Bridgeway Capital Management's federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

FUND TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in Bridgeway Funds, the Adviser will select broker-dealers ("brokers") that, in its judgment, will provide "best execution." In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity, and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; (2) were for services that provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors, as such rates become known from available information.

The vast majority of Bridgeway Funds' brokerage services are placed on the basis of best price and execution. Occasionally, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by Bridgeway Funds. In this case, Bridgeway Funds may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that Bridgeway Funds normally pays. The services discussed above may be in written form or through direct contact with individuals. In its three most recent fiscal years ending June 30, 2003, Bridgeway Funds paid brokerage commissions as follows:

                                 Brokerage Commissions Paid
         Fund(1)             6/30/2003    6/30/2002  6/30/2001
         -------             ---------    ---------  ---------
Aggressive Investors 1      $   473,027  $  632,381  $ 217,400
Aggressive Investors 2      $    32,552  $   10,949          -
Ultra-Small Company         $    88,726  $  153,725  $  74,184
Ultra-Small Company Market  $   198,890  $  102,104  $  27,069
Micro-Cap Limited           $   106,783  $  130,823  $  46,607
Blue Chip 35 Index          $     1,659  $    2,241  $   1,707
Balanced                    $    18,648  $   13,712          -
                            -----------  ----------  ---------
Total                       $920,285.46  $1,045,935  $ 366,967

(1) Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds commenced operations on November 3, 2003.

The Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions or directed brokerage of any kind. The Adviser will inform Bridgeway Funds' Board of Directors of any changes to this policy.

SECURITY SELECTION PROCESS

The equity securities in which Bridgeway Funds invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by Bridgeway Funds will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bridgeway Funds may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g., Treasury bonds or bills), (2) those supported by the full faith and credit of the United States (e.g., "GNMA" certificates) and (3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g., "FNMA" securities).

The Balanced Fund may invest a portion of its fixed-income securities in bonds below investment grade. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of Bridgeway Funds' total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, Bridgeway Funds may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Company Market Fund is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Security Prices ("CRSP"), the organization that created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in Bridgeway Funds specifically. CRSP has no obligation or liability with respect to Bridgeway Funds or its shareholders.

ALLOCATION OF TRADES TO CLIENTS

Bridgeway Capital Management, Inc. seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. To provide for an allocation of trades which is fast, fair, and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading on any trading network, it may execute trades on this network for all clients who have an account with a custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower (zero) custodial cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The initial client sequence will be reset on June 15 and December 15 each year by random number generator. The Adviser will document this rotation in a separate file, which includes the trade date, security, and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients. Any sell orders from Bridgeway Capital Management or Bridgeway Charitable Foundation (the Adviser's giving arm) will always be moved to the bottom of the rotation; thus, they will receive lowest priority.

4. If there is an outstanding order from a previous day, (for example, due to trades generated by cash flows in an individual account) that order will remain first in sequence; new orders will follow the rules above. In other words, new orders will not "bump" outstanding orders. The sole exception is that sell orders from Bridgeway Capital Management and Bridgeway Charitable Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

5. If there is an outstanding order from a different stock-picking model for example, (Calvert Large Cap Growth Fund is buying a growth-oriented company based on a growth model and this company is later identified as a buy by a second model used in a different Fund, an outstanding order will not be "bumped." This overrides procedure No. 3. The sole exception is that sell orders from Bridgeway Capital Management and Bridgeway Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

6. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long term soon, this client or clients will get priority overriding procedure No. 3, 4, and 5. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

If the trade is a buy and the buy would put an account in an inappropriately temporarily leveraged position due to an outstanding sell order (e.g., when a "round robin" on a sell order is being worked gradually), then such an account may get sell order priority overriding procedure No. 3 and 4. Procedure No. 1 frequently, but not always, overrides procedure No. 3.

NET ASSET VALUE

The net asset value of Bridgeway Funds shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange ("NYSE", currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Bridgeway Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of that Fund's shares outstanding at such time.

Bridgeway Funds securities and futures (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Options are valued at the average of the best bid and best offer quotations. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. Bridgeway Funds will not re-price Funds based on a later security closing price that may be reported, for example, in the next day's newspaper or by notification by the Exchange.

All securities for which market quotations are not readily available are valued at fair value as determined in good faith using policies approved by the Board of Directors. If there is a trading halt on a security, the Adviser's staff will use its best efforts to research the reasons for the trading halt. The Adviser will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1% of portfolio net asset value based on the most recent full day the security traded. Below this amount, a "fair value" price will be determined by a committee comprised of a Fund manager, Bridgeway Funds' Treasurer (or in his absence, his designee), and one other member of the Investment Management Team. In the absence of further news, other information or resumption of trading, this price will be used until the next Bridgeway Funds Board meeting. If there are multiple trading halts in one fund, Bridgeway Funds' Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of Bridgeway Funds to make payment wholly in cash, Bridgeway Funds may pay a redemption price in part by a distribution in kind of securities from the Fund involved in lieu of cash. Bridgeway Funds has elected to be governed by Rule 18 f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% percent of the net asset value of a Bridgeway Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Bridgeway Funds will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

In addition, any shareholder redeeming an amount of $250,000.00 or more may request that redemption be made in kind rather than in cash. Since the Bridgeway Funds may generally benefit from a reduction in transaction costs, it is happy to entertain the possibility of such redemptions by shareholders with larger accounts. In such cases, Bridgeway Funds may distribute a pro-rata portion of all Fund holdings, or, at its discretion and in accordance with Board-approved policy; it may distribute a smaller number of securities. However, if a shareholder's redemptions total more than $250,000.00 within a 90-day period, Bridgeway Funds reserves the right to deny the redemption in kind alternative if Bridgeway Funds' Treasurer feels it is not in the best interest of that Fund. Interested shareholders should contact Bridgeway Funds directly.

TAXATION

For the current and all subsequent fiscal years, Bridgeway Funds intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the fund level, rather than passing through its income and gains to shareholders. In each taxable year that Bridgeway Funds so qualifies, it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short-term capital gains) and net capital gains that are distributed to shareholders. Since the Bridgeway Funds intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as a RIC, Bridgeway Funds must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include, (1) at least 90% of Bridgeway Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of Bridgeway Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of Bridgeway Funds, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of Bridgeway Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Bridgeway Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from Bridgeway Funds' investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of Bridgeway Funds' earnings and profits. Distributions of Bridgeway Funds' net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long term capital gain, regardless of how long they have held their shares of Bridgeway Funds.

Dividends declared by Bridgeway Funds in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by Bridgeway Funds and received by the shareholders on the record date if the dividends are paid by Bridgeway Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

WITHHOLDING

Bridgeway Funds is required to withhold 20% of all dividends, capital gain distributions, and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide a correct taxpayer identification number. Bridgeway Funds is also required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

TOTAL RETURN

Average annual total return quotations, used in Bridgeway Funds' printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                               P (1 + T)(n) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

                              P (1 + T)(n) = ATV(D)

Where p = a hypothetical initial payment of $1,000; t = average annual total return (after taxes on distribution); n = number of years, and atv(d) = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

            Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

                             P (1 + T)(n) = ATV(DR)

Where p = a hypothetical initial payment of $1,000; t = average annual total return (after taxes on distributions and redemption); n = number of years and atv(dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Total Return Before Taxes                      1 Year      5 Year      Since Inception     Inception Date
------------------------------------------     -------     -------     ---------------     --------------
Aggressive Investors 1 Fund                      9.39%      19.65%          22.18%             8/5/1994
Aggressive Investors 2 Fund                      0.29%       N/A             1.67%           10/31/2001
Ultra-Small Company Fund                        32.02%      19.08%          22.33%             8/5/1994
Ultra-Small Company Market Fund                 26.21%      14.24%          14.39%            7/31/1997
Micro-Cap Limited Fund                           1.01%       N/A            19.31%            6/30/1998
Blue Chip 35 Index Fund                          5.13%       1.16%           4.44%            7/31/1997
Balanced Fund                                    2.57%       N/A             0.88%            6/30/2001

Total Return After Taxes on Distributions      1 Year      5 Year      Since Inception     Inception Date
------------------------------------------     -------     -------     ---------------     --------------
Aggressive Investors 1 Fund                      9.39%      18.07%          20.54%             8/5/1994
Aggressive Investors 2 Fund                      0.29%       N/A             1.67%           10/31/2001
Ultra-Small Company Fund                        27.77%      16.35%          20.10%             8/5/1994
Ultra-Small Company Market Fund                 26.21%      14.17%          14.32%            7/31/1997
Micro-Cap Limited Fund                          -0.81%       N/A            18.13%            6/30/1998
Blue Chip 35 Index Fund                          4.47%       0.76%           4.08%            7/31/1997
Balanced Fund                                    2.28%       N/A             0.64%            6/30/2001

Total Return After Taxes on
Distributions and Sale of Fund Shares          1 Year       5 Year     Since Inception     Inception Date
-------------------------------------          ------       ------     ---------------     --------------
Aggressive Investors 1 Fund                     7.99%       16.42%          19.13%             8/5/1994
Aggressive Investors 2 Fund                     0.25%        N/A             1.42%           10/31/2001
Ultra-Small Company Fund                       22.63%       14.63%          18.57%             8/5/1994
Ultra-Small Company Market Fund                22.28%       12.47%          12.69%            7/31/1997
Micro-Cap Limited Fund                         -1.25%        N/A            16.21%            6/30/1998
Blue Chip 35 Index Fund                         3.46%        0.69%           3.56%            7/31/1997
Balanced Fund                                   1.87%        N/A             0.53%            6/30/2001

* The Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds commenced operation on October 31, 2003 and are therefore excluded from this these tables.


Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD

Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in Bridgeway Funds' registration statement, and used in its sales literature and promotional materials, are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2 [(a-b + 1)(6 - 1)]
                                       ---
                                            cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), Bridgeway Funds calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by Bridgeway Funds, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

OTHER INFORMATION

Bridgeway Funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), or Morningstar, Inc. ("Morningstar"); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

The Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds.

GENERAL INFORMATION

Bridgeway Funds, is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of Bridgeway Funds' outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Bridgeway Funds has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding Bridgeway Funds shares. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of Bridgeway Funds' outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant's communication to all other shareholders, at the applicant's expense.

Shareholder inquiries should be directed to Bridgeway Funds at the address and telephone number indicated on the cover page of this Statement of Additional Information.

FINANCIAL STATEMENTS

Bridgeway Funds' 2003 Annual Report to Shareholders was mailed to shareholders on October 31, 2003. It will be sent to any other interested parties upon written request. It is incorporated here by reference. It can also be accessed electronically or requested by email at www.bridgewayfund.com.